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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.           )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
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☒	Preliminary Proxy Statement
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☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12
INPUT/OUTPUT, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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INPUT/OUTPUT, INC.
12300 Parc Crest Drive
Stafford, Texas 77477
(281) 933-3339

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held May 4, 2005

To our Stockholders:

        The 2005 Annual Meeting of Stockholders of Input/Output, Inc. will be held at the Holiday Inn Southwest—Sugar Land, 11160 Southwest Freeway, Houston, Texas, on Wednesday, May 4, 2005, at 10:30 a.m., local time, for the following purposes:

  (1)
  Election of three directors for a three-year term expiring in 2008;

  (2)
  Approval of certain amendments to the Input/Output, Inc. 2004 Long-Term Incentive Plan, with the principal amendment being the proposed increase of the total number of shares of I/O's common stock available for issuance under the plan from 1,000,000 to 2,600,000 shares;

  (3)
  Approval of an amendment to our certificate of incorporation to increase the number of authorized shares of our common stock from 100 million to 200 million;

  (4)
  Ratification of the appointment of PricewaterhouseCoopers LLP as I/O's independent auditors for 2005; and

  (5)
  Transaction of any other business that may properly come before the Annual Meeting or any adjournment or postponement of the meeting.

        I/O's Board of Directors has set March 18, 2005 as the record date for the meeting. This means that owners of common stock at the close of business on that date are entitled to receive this notice of meeting and vote at the meeting and any adjournments or postponements of the meeting.

        We will make available a list of stockholders as of the close of business on April 22, 2005, for inspection during normal business hours from 9:00 a.m. to 5:00 p.m., local time, through May 3, 2005, at I/O's principal place of business, located at 12300 Parc Crest Drive, Stafford, Texas 77477. This list will also be available at the meeting.

        Your vote is very important. Whether or not you plan to attend the Annual Meeting, we encourage you to read the proxy statement. To be sure that your vote counts and a quorum is assured, please sign, date and return the enclosed proxy card whether or not you plan to attend the meeting.

By order of the Board of Directors,
David L. Roland Vice President, General Counsel and Corporate Secretary

April 1, 2005
Stafford, Texas

INPUT/OUTPUT, INC.
12300 Parc Crest Drive
Stafford, Texas 77477
(281) 933-3339

April 1, 2005

PROXY STATEMENT
FOR ANNUAL MEETING OF STOCKHOLDERS
To Be Held May 4, 2005

        Our Board of Directors is furnishing you this proxy statement to solicit proxies on its behalf to be voted at the 2005 Annual Meeting of Stockholders of Input/Output, Inc. (I/O). The meeting will be held at the Holiday Inn Southwest—Sugar Land, 11160 Southwest Freeway, Houston, Texas, on May 4, 2005, at 10:30 a.m., local time. The proxies also may be voted at any adjournments or postponements of the meeting.

        The mailing address of our principal executive offices is 12300 Parc Crest Drive, Stafford, Texas 77477. We are mailing the proxy materials to our stockholders beginning on or about April 1, 2005.

        All properly executed written proxies that our stockholders deliver pursuant to this solicitation will be voted at the meeting in accordance with the directions given in the proxy, unless the proxy is revoked before the meeting.

        Only owners of record of our shares of common stock at the close of business on March 18, 2005, are entitled to vote at the meeting, or at adjournments or postponements of the meeting. Each owner of common stock on the record date is entitled to one vote for each share of common stock held. On March 18, 2005, there were [79,443,985] shares of common stock issued and outstanding.

ABOUT THE MEETING

  What is a proxy?

        It is your legal designation of another person to vote the stock you own. That other person is called a proxy. If you designate someone as your proxy in a written document, that document is also called a proxy, or a proxy card. Our Board of Directors has designated Robert P. Peebler and James M. Lapeyre, Jr. as proxies for the 2005 Annual Meeting of Stockholders.

        Who is soliciting my proxy?

        Our Board of Directors is soliciting proxies on its behalf to be voted at the 2005 Annual Meeting. All costs of soliciting the proxies will be paid by I/O. Copies of solicitation materials will be furnished to banks, brokers, nominees and other fiduciaries and custodians to forward to beneficial owners of I/O's common stock held by such persons. I/O will reimburse such persons for their reasonable out-of-pocket expenses in forwarding solicitation materials. In addition to solicitations by mail, some of

I/O's directors, officers and other employees, without extra compensation, might supplement this solicitation by letter, telephone or personal interview. The Company has also retained Georgeson Shareholder Communications Inc. to assist with the solicitation of proxies from banks, brokers, nominees and other holders, for a fixed fee of $7,500 plus reasonable out-of-pocket expenses (not expected to exceed $1,000), which fees and expenses will be paid by I/O.

        What is a proxy statement?

        It is a document that the regulations of the Securities and Exchange Commission require us to give you when we ask you to sign a proxy card designating individuals as proxies to vote on your behalf.

        What is the difference between a stockholder of record and a stockholder who holds stock in street name?

  •
  If your shares are registered in your name, you are a stockholder of record.

  •
  If your shares are in the name of your broker or bank, your shares are held in street name.

        What different methods can I use to vote?

        (a)   In Writing: All stockholders can vote by written proxy card.

        (b)   By Telephone and Internet: Street name holders may vote by telephone or the Internet if their bank or broker makes those methods available, in which case the bank or broker will enclose the instructions with the proxy statement. The telephone and Internet voting procedures, including the use of control numbers, are designed to authenticate stockholders' identities, to allow stockholders to vote their shares, and to confirm that their instructions have been properly recorded.

        (c)   In Person: All stockholders may vote in person at the meeting. If you are a street name holder who wishes to vote in person, you will need to ask your broker or bank for a legal proxy. You will need to bring the legal proxy with you to the meeting.

        Does my vote matter?

        Absolutely! Corporations are required to obtain stockholder approval for the election of directors and other important matters. Stockholder participation is not a mere formality. Stockholder voting is essential for I/O to continue to function. It is also important that you vote to assure that a quorum is obtained so corporate business can be transacted.

        What is the effect of not voting?

        It depends on how ownership of your shares is registered. If you are a stockholder of record, your unvoted shares will not be represented at the meeting and will not count toward the quorum requirement. Assuming a quorum is obtained, your unvoted shares will not be treated as a vote for or against a proposal.

        If you own your shares in street name, your broker or bank may represent your shares at the meeting for purposes of obtaining a quorum. As described in the answer to the following question, in the absence of your voting instruction, your broker may or may not vote your shares.

        If I don't vote, will my broker vote for me?

        If you own your shares in street name and you don't vote, your broker may vote your shares in its discretion on "routine matters." With respect to non-routine matters, however, your broker may not vote your shares for you. Where a broker votes your shares on routine matters but cannot vote your shares on non-routine matters because he has not received any instructions from you regarding how to vote, the number of unvoted shares on those matters is reported as "broker non-votes." These "broker non-vote" shares are counted toward the quorum requirement, but, generally speaking, they do not affect the determination of whether a matter is approved. See "—How are abstentions and broker non-votes counted?" below. Except for the proposal to amend the Input/Output, Inc. 2004 Long-Term

Incentive Plan, we believe that the proposals set forth in this proxy statement are routine matters on which brokers will be permitted to vote your shares without instructions from you.

        What is the record date and what does it mean?

        The record date for the 2005 Annual Meeting of Stockholders is March 18, 2005. The record date is established by the Board of Directors as required by Delaware law. Owners of common stock at the close of business on the record date are entitled:

  (a)
  to receive notice of the meeting, and

  (b)
  to vote at the meeting and any adjournments or postponements of the meeting.

        How can I revoke a proxy?

        A stockholder can revoke a proxy by taking any one of the following three actions:

  (a)
  giving written notice to the Secretary of I/O,

  (b)
  delivering a later-dated proxy, or

  (c)
  voting in person at the meeting.

        What constitutes a quorum?

        The presence, in person or by proxy, of the holders of a majority of the outstanding shares of outstanding common stock constitutes a quorum. We need a quorum of stockholders to hold a valid Annual Meeting. If you have signed and returned your proxy card, your votes will be counted toward the quorum. If a quorum is not present, the chairman may adjourn the meeting, without notice other than an announcement at the meeting, until the required quorum is present.

        As of the record date, [79,443,985] shares of common stock, representing the same number of votes, were outstanding. Thus, the presence of the holders of common stock representing at least [39,721,993] votes will be required to establish a quorum.

        What are my voting choices when voting for director nominees, and what vote is needed to elect directors?

        In voting on the election of three director nominees to serve until the 2008 Annual Meeting of Stockholders, stockholders may vote in one of the following ways:

  (a)
  in favor of all nominees,

  (b)
  withhold votes as to all nominees, or

  (c)
  withhold votes as to specific nominees.

        Directors will be elected by a plurality vote of the shares of common stock represented and voting at the meeting. This means that all three director nominees must receive the highest number of votes cast in order to be re-elected as directors. Stockholders are not permitted to cumulate their votes in the election of directors.

        The Board recommends a vote "FOR" each of the nominees.

        What are my voting choices when voting on the proposal to amend the Input/Output, Inc. 2004 Long-Term Incentive Plan and what vote is needed to approve the proposal?

        In voting on the proposal to amend the plan, stockholders may vote in one of the following ways:

  (a)
  in favor of the amendment of the plan,

  (b)
  against the amendment of the plan, or

  (c)
  abstain from voting on the amendment of the plan.

        The proposal to amend the Input/Output, Inc. 2004 Long-Term Incentive Plan requires the approval of a majority of the votes cast at the meeting, so long as the total votes cast on the proposal exceeds 50% of the shares of common stock outstanding.

        The Board recommends a vote "FOR" this proposal.

        What are my voting choices when voting on the proposed amendment to the Input/Output, Inc. certificate of incorporation to increase the number of authorized shares of common stock from 100 million to 200 million, and what vote is needed to approve the proposal?

        In voting on the proposal to amend our certificate of incorporation to increase the number of our authorized shares of common stock, stockholders may vote in one of the following ways:

  (a)
  in favor of the proposed amendment,

  (b)
  against the proposed amendment, or

  (c)
  abstain from voting on the proposed amendment.

        The proposal to amend our certificate of incorporation will require for its approval the affirmative vote of holders of a majority of our outstanding shares of common stock.

        The Board recommends a vote "FOR" this proposal.

        What are my voting choices when voting on the ratification of the appointment of PricewaterhouseCoopers LLP as our independent auditors and what vote is needed to ratify their appointment?

        In voting on the ratification of the appointment of PricewaterhouseCoopers LLP as independent auditors for 2005, stockholders may vote in one of the following ways:

  (a)
  in favor of ratification,

  (b)
  against the ratification, or

  (c)
  abstain from voting on the ratification.

        The proposal to ratify the appointment of PricewaterhouseCoopers LLP will require approval by a majority of the votes cast by the holders of the shares of common stock represented and voting at the meeting.

        The Board recommends a vote "FOR" this proposal.

        Will any other business be transacted at the meeting? If so, how will my proxy be voted?

        We do not know of any business to be transacted at the Annual Meeting other than those matters described in this proxy statement. We believe that the period specified in I/O's Bylaws for submitting proposals to be considered at the meeting has passed and no proposals were submitted. However, should any other matters properly come before the meeting, and any adjournments or postponements of the meeting, shares with respect to which voting authority has been granted to the proxies will be voted by the proxies in accordance with their judgment.

        What if a stockholder does not specify a choice for a matter when returning a proxy?

        Stockholders should specify their choice for each matter on the enclosed form of proxy. If no instructions are given, proxies which are signed and returned will be voted "FOR" the election of all Director nominees, "FOR" the approval of the amendment of the Input/Output, Inc. 2004 Long-Term Incentive Plan, "FOR" the approval of the amendment of our certificate of incorporation and "FOR"

the proposal to ratify the appointment of PricewaterhouseCoopers LLP as independent auditors for 2005.

        How are abstentions and broker non-votes counted?

        A properly executed proxy card marked "withhold" with respect to the election of one or more directors will not be voted with respect to the director or directors indicated, although it will be counted for purposes of determining whether there is a quorum. Any shares not voted (whether by broker non-vote or otherwise) will have no effect on the election of the director nominees.

        Because the proposal to amend our certificate of incorporation will require the approval of holders of a majority of the outstanding shares of common stock, abstentions and broker non-votes will have the effect of negative votes on this proposal. Additionally, an abstention will have the same legal effect as a vote against the proposal to amend the Input/Output, Inc. 2004 Long-Term Incentive Plan because it represents a share present in person or represented by proxy at the meeting and entitled to vote, thereby increasing the number of affirmative votes required to approve the amendment of the plan. Broker non-votes will have no effect on the outcome of this proposal so long as the total votes cast on the proposal exceed 50% of our outstanding shares.

        An abstention has the same legal effect as a vote against the proposal to ratify the appointment of the independent auditors, because it will represent a vote cast, thereby increasing the number of affirmative votes required to approve the proposal. Broker non-votes have no effect on the proposal to ratify the appointment of the independent auditors.

        What is the deadline for submitting proposals to be considered for inclusion in the 2006 proxy statement?

        Stockholder proposals requested to be included in I/O's 2006 proxy statement must be received by I/O not later than November 25, 2005. Proposals should be directed to David L. Roland, Vice President, General Counsel and Corporate Secretary, Input/Output, Inc., 12300 Parc Crest Drive, Stafford, Texas 77477.

        What is the deadline for submitting a nomination for director of I/O for consideration at the Annual Meeting of Stockholders in 2006?

        A proper director nomination may be considered at I/O's 2006 Annual Meeting of Stockholders only if the proposal or nomination is received by I/O not later than November 25, 2005. All nominations should be directed to David L. Roland, Vice President, General Counsel and Corporate Secretary, Input/Output, Inc., 12300 Parc Crest Drive, Stafford, Texas 77477.

ITEM 1—ELECTION OF DIRECTORS

        Our Board of Directors consists of eight members. Pursuant to I/O's Restated Certificate of Incorporation, the Board is divided into three classes. Members of each class are elected for three-year terms and until their respective successors are duly elected and qualified, unless the director dies, resigns, retires, is disqualified or is removed. Our stockholders elect the directors in a designated class annually. Directors in Class III, which is the class of directors to be elected at this meeting, will serve on the Board until our Annual Meeting in 2008.

        The current Class III directors are Robert P. Peebler, John N. Seitz and Sam K. Smith, and their terms will expire at the 2005 Annual Meeting. Messrs. Peebler, Seitz and Smith have each been nominated to stand for reelection at the meeting to hold office until our 2008 Annual Meeting and until his successor is elected and qualified.

        We have no reason to believe that any of the nominees will be unable or unwilling to serve if elected. However, if any nominee should become unable or unwilling to serve for any reason, proxies may be voted for another person nominated as a substitute by the Board of Directors, or the Board of Directors may reduce the number of Directors.

        The Board of Directors recommends a vote "FOR" the election of Robert P. Peebler, John N. Seitz and Sam K. Smith.

Class III Director Nominees For Re-Election For Term Expiring In 2008

ROBERT P. PEEBLER	Director since 1999 Age 57

Robert P. Peebler has been our President and Chief Executive Officer since April 2003 and a member of our Board of Directors since 1999. Prior to joining I/O on a full-time basis, Mr. Peebler was the founder, President and Chief Executive Officer of Energy Virtual Partners, an asset development and management company for oil and gas properties. Prior to founding Energy Virtual Partners in April 2001, Mr. Peebler was Vice President of e-Business Strategy and Ventures of the Halliburton Company, a leading provider of products and services to the petroleum and energy industries. Mr. Peebler joined Halliburton in 1996 when Halliburton acquired Landmark Graphics Corporation, the leading provider of workstation-based software for oil and gas exploration and production, where he served as CEO since 1992. Mr. Peebler began his career with Schlumberger, a global oilfield and information services company, in wireline operations, and spent 17 years with Schlumberger in various positions, including head of U.S. wireline operations and executive in charge of strategic marketing for the corporate energy services group.
JOHN N. SEITZ	Director since August 2003 Age 53

John N. Seitz joined our Board of Directors in 2003. He was initially recommended for election to our Board by our President and Chief Executive Officer. Mr. Seitz is the co-CEO of Endeavour International Corporation, an exploration and development company with a North Sea focus. From 1977 to 2003, Mr. Seitz held positions of increasing responsibility at Anadarko Petroleum Company, serving most recently as a Director and as President and Chief Executive Officer. Mr. Seitz is a Trustee of the American Geological Institute Foundation and also serves as a director of Elk Resources, Inc., a private exploration and production company with operations in the Rockies. Mr. Seitz is a member of the Compensation and Governance Committees of our Board of Directors.
SAM K. SMITH	Director since 1999 Age 72

Sam K. Smith joined our Board of Directors in 1999. He also served as our Chief Executive Officer from 1999 until 2000. From 1989 to 1996, Mr. Smith was Chairman of the Board of Landmark Graphics Corporation. Prior to that time, Mr. Smith was a special limited partner at Sevin-Rosen Management, a Texas-based venture capital firm that has backed high technology firms, including Compaq, Lotus Development, and Silicon Graphics. Mr. Smith began his career at Texas Instruments where he held positions of increasing responsibility, such as Group Vice President for the Equipment Group, Texas Instruments' defense business. Mr. Smith is a member of the Compensation Committee of our Board of Directors.

Class I Incumbent Directors—Term Expiring In 2006
THEODORE H. ELLIOTT, JR.	Director since 1987 Age 69

Theodore H. Elliott, Jr. joined our Board of Directors in 1987. Since 1981, he has been in the venture capital business as the Chairman of Prime Capital Management Co., Inc., a Connecticut-based venture capital company, and as a private investor. Prior to Prime Capital Management, Mr. Elliott was Vice President of General Electric's venture capital subsidiary. Prior to General Electric, Mr. Elliott was head of investment banking at Clark, Dodge & Co. Inc. He also serves on the Board of Directors and Audit Committee of National Interstate, a specialty property and casualty insurance company based in Ohio. Mr. Elliott is also a director of MUPAC, a subsidiary of Carlo Gavazzi Holding AG, a Swiss-based producer of automation components and computer sub-systems that is listed on the Zurich Stock Exchange. Mr. Elliott is Chairman of the Audit Committee of our Board of Directors.
JAMES M. LAPEYRE, JR.	Director since 1998 Age 52

James M. Lapeyre, Jr. has been Chairman of our Board of Directors since 1999 and a Director since 1998. Mr. Lapeyre has been President of Laitram L.L.C., a privately held New Orleans-based manufacturer of food processing equipment and modular conveyor belts, and its predecessors since 1989. Mr. Lapeyre joined our Board of Directors when we bought the DigiCourse marine positioning products business from Laitram. Mr. Lapeyre is Chairman of the Governance Committee and a member of the Compensation Committee of our Board of Directors.
Class II Incumbent Directors—Term Expiring In 2007
FRANKLIN MYERS	Director since 2001 Age 52

Franklin Myers joined our Board of Directors in 2001. He is currently the Senior Vice President and Chief Financial Officer of Cooper Cameron Corporation, a leading international manufacturer of oil and gas pressure control equipment. Mr. Myers has been Senior Vice President at Cooper Cameron since 1995 and served as General Counsel and Corporate Secretary from 1995 to 1999, as well as President of the Cooper Energy Services Division from 1998 until 2002. Prior to joining Cooper Cameron, Mr. Myers was Senior Vice President and General Counsel of Baker Hughes Incorporated, a leading oilfield services and equipment provider, and an attorney and partner with the law firm of Fulbright & Jaworski L.L.P. in Houston, Texas. Mr. Myers is Chairman of the Compensation Committee and a member of the Governance Committee of our Board of Directors.
BRUCE S. APPELBAUM	Director since August 2003 Age 57

Bruce S. Appelbaum joined our Board of Directors in 2003. He is currently the Chairman of Mosaic Natural Resources Ltd., a newly formed oil and gas exploration and production company focusing on opportunities in the North Sea. Prior to co-founding Mosaic, Mr. Appelbaum was President of Worldwide Exploration and New Ventures for Texaco, Inc. and a Vice President of Texaco. Mr. Appelbaum joined Texaco in 1990 as Division Manager of Texaco U.S.A.'s offshore exploration division and was elected an officer of Texaco in 2000. Mr. Appelbaum is a Trustee of the American Geological Institute Foundation and serves on the Advisory Board to the Department of Oceanography at Texas A&M University. He previously served on the Advisory Board of the School of Earth Sciences at Stanford University. Mr. Appelbaum is a member of the Audit Committee of our Board of Directors.

S. JAMES NELSON, JR.	Director since August 2004 Age 62

S. James Nelson, Jr. joined our Board of Directors in August 2004. Prior to joining the I/O Board, Mr. Nelson was a founding shareholder, Chief Financial Officer, Vice Chairman and a Director of Cal Dive International, Inc., a marine contractor and operator of offshore oil and gas properties and production facilities. From 1985 to 1988, Mr. Nelson was the Senior Vice President and Chief Financial Officer of Diversified Energies, Inc., a NYSE-traded company with $1 billion in annual revenues and the former parent company of Cal Dive. From 1980 to 1985, Mr. Nelson served as Chief Financial Officer of Apache Corporation, an oil and gas exploration and production company. From 1966 to 1980, Mr. Nelson was employed with Arthur Andersen & Co. where, from 1976 to 1980, he was a partner serving on the firm's worldwide oil and gas industry team. Mr. Nelson also currently serves on the Board of Directors and Audit Committee of Oil States International, Inc., a NYSE-listed diversified oilfield services company, and on the Board of Directors of The Turn-Around Management Company, a privately-owned company providing project management services to the refining and petrochemical industries. Mr. Nelson, who is also a Certified Public Accountant, is a member of the Audit Committee of our Board of Directors.

Ownership of Equity Securities In I/O

        Except as otherwise set forth below, the following table sets forth information as of February 20, 2005, with respect to the number of shares of common stock owned by (i) each person known by us to be a beneficial owner of more than 5% of our common stock, (ii) each of our Directors, (iii) each of our executive officers named in the Summary Compensation Table included later in this proxy statement and (iv) all of our Directors and executive officers as a group. Except where other information was known by us, we have relied solely upon filings of Schedules 13D and 13G to determine the number of shares of our common stock owned by each person known to us to be the beneficial owner of more than 5% of our common stock.

Name of Owner	Common Stock(1)	Rights to Acquire(2)	Restricted Stock(3)	Percent of Common Stock(4)
Royce & Associates, LLC(5)	11,153,200	—	—	14.0%
Laitram, L.L.C.(6)	7,655,344	—	—	9.6%
Friess Associates LLC(7)	4,825,500	—	—	6.1%
Barclays Global Investors, N.A.(8)	4,394,707	—	—	5.5%
Strong Capital Management, Inc.(9)	3,968,893	—	—	5.0%
James M. Lapeyre, Jr.(10)	8,621,028	82,500	—	10.9%
Bruce S. Appelbaum(11)	4,290	11,667	—	*
Theodore H. Elliott, Jr.(12)	11,000	164,500	—	*
Franklin Myers	16,100	72,500	—	*
Robert P. Peebler	49,540	528,474	—	*
John N. Seitz	5,000	12,500	—	*
Sam K. Smith	26,588	112,500	—	*
S. James Nelson, Jr.	4,000	12,500	—	*
Jorge Machnizh	—	50,000	40,000	*
Michael K. Lambert	90,000	93,456	—	*
J. Michael Kirksey	5,000	32,500	22,000	*
Christopher M. Friedemann	10,789	21,250	20,000	*
All directors and executive officers as a group (14 Persons)	8,843,335	1,202,347	102,000	12.6%

*
Less than 1%

(1)
Represents shares for which the named person (a) has sole voting and investment power or (b) has shared voting and investment power. Excluded are shares that (i) are restricted stock holdings or (ii) may be acquired through stock option or warrant exercises.

(2)
Represents shares of common stock that can be acquired through stock options exercisable through April 21, 2005.

(3)
Represents shares subject to a vesting schedule, forfeiture risk and other restrictions. Although these shares are subject to forfeiture provisions, the holder has the right to vote the shares and receive dividends until they are forfeited.

(4)
Assumes shares that such person has rights to acquire are outstanding.

(5)
The address for Royce & Associates, LLC is 1414 Avenue of the Americas, New York, New York 10019.

(6)
The address for Laitram, L.L.C. is 220 Laitram Lane, Harahan, Louisiana 70123. Mr. Lapeyre is the President and chief executive officer of Laitram. Please read note 9 below. Mr. Lapeyre disclaims beneficial ownership of any shares held by Laitram.

(7)
The address for Friess Associates LLC is 115 E. Snow King, Jackson, Wyoming 83001.

(8)
The address for Barclays Global Investors, N.A. is 45 Fremont Street, San Francisco, California 94105. The shares reported are owned by Barclays Global Investors, N.A., Barclays Global Fund Advisors, Barclays Bank PLC, Barclays Capital Securities Limited and other related entities in trust accounts for the economic beneficiaries of those accounts.

(9)
The address for Strong Capital Management, Inc. is 100 Heritage Reserve, Menomonee Falls, Wisconsin 53051. Strong Capital Management, Inc. has sole voting power over only 3,834,963 of the shares of common stock.

(10)
The shares of common stock include 10,500 shares over which Mr. Lapeyre holds joint voting and investment control with his wife, 115,500 shares that Mr. Lapeyre holds as a custodian or trustee for the benefit of his children and 7,655,344 shares owned by Laitram, of which Mr. Lapeyre disclaims any beneficial interest. Please read note 5 above. These shares exclude 30,000 shares owned by Mr. Lapeyre's wife, who exercises sole voting and investment control over those shares. Mr. Lapeyre has sole voting power over only 839,684 of the shares of common stock.

(11)
The shares of common stock include 4,290 shares over which Mr. Appelbaum holds joint voting and investment control with his wife.

(12)
These shares of common stock exclude 4,000 shares owned by Mr. Elliott's wife, of which Mr. Elliott disclaims beneficial interest.

Section 16(a) Beneficial Ownership Reporting Compliance

        Section 16(a) of the Exchange Act of 1934 requires directors and executive officers of I/O, and persons who own more than ten percent of I/O's common stock, to file with the Securities and Exchange Commission (SEC) and the New York Stock Exchange (NYSE) initial statements of beneficial ownership on Form 3 and changes in such ownership on Forms 4 and 5. Based on our review of the copies of such reports, and written representations from certain reporting persons that no Forms 5 were required for those persons, we believe that, with one exception, during 2004 our directors, executive officers and stockholders holding greater than ten percent of our outstanding shares complied with all applicable filing requirements. The Form 3 Initial Statement of Beneficial Ownership for Michael K. Lambert was timely filed in June 2004, but did not disclose a grant of stock options that had been made to him as an inducement for his continued employment with GX Technology Corporation (GXT) after our acquisition of GXT in June 2004 and his joining the I/O group of companies. Mr. Lambert corrected his Form 3 by filing an amendment in August 2004 reporting that grant.

Board of Directors and Corporate Governance

        We maintain a corporate governance program for the purpose of defining responsibilities, setting standards of professional and personal conduct and promoting compliance with these responsibilities and standards. We review our governance practices and update them, as appropriate, based upon Delaware law (the state in which we are incorporated), rules and listing standards of the NYSE and SEC regulations, and practices recommended by our outside advisors.

        Some of our corporate governance initiatives include:

  •
  Our Board has affirmatively determined that seven of our eight directors meet the NYSE standard for independence. Robert P. Peebler is not independent under applicable standards because he is our current President and Chief Executive Officer, and an employee of I/O.

  •
  Our Audit Committee has at least one member who qualifies as a "financial expert" in accordance with Section 407 of the Sarbanes-Oxley Act of 2002.

  •
  All members of our Audit Committee, Governance Committee and Compensation Committee are independent.

  •
  Within the last two years, the Board has added two highly qualified and independent directors at the recommendation of the Governance Committee.

  •
  Our independent directors meet in executive session at each regularly scheduled Board meeting without the presence of management.

  •
  Our outside independent auditors meet separately in private sessions with our Audit Committee at least once every quarter. The employee responsible for our internal audit function reports directly to the Audit Committee periodically throughout the year.

  •
  Every year, our management employees and senior finance and accounting employees affirm their compliance with our Code of Ethics and other principal compliance policies. New employees sign a written certification of compliance with such policies upon commencing employment.

  •
  The Board has adopted written Corporate Governance Guidelines to assist the Board in fulfilling its responsibilities.

  •
  We comply with and operate in a manner consistent with regulations prohibiting loans to our directors and executive officers.

  •
  Members of our Disclosure Committee, consisting of management employees and senior finance and accounting employees, review all quarterly and annual reports before filing with the SEC.

  •
  We have a hotline available to all employees to report ethics and compliance concerns, anonymously if preferred, including concerns related to accounting, accounting controls, financial reporting, and auditing matters. The Board has adopted a policy and procedures for the receipt, retention and treatment of complaints and employee concerns received through the hotline. The policy is available on our website at http://www.i-o.com/About_us/Investor_Relations/Employee_Hotline_Policy/.

        We require all employees to adhere to our Code of Ethics in addressing legal and ethical issues encountered in conducting their work. The Code of Ethics requires that our employees avoid conflicts of interest, comply with all laws and other legal requirements, conduct business in an honest and ethical manner, promote full and accurate financial reporting, and otherwise act with integrity and in I/O's best interest. Our Code of Ethics applies to our directors and all employees, including our Chief Executive Officer and senior financial officers (our Chief Financial Officer, Controller and all other financial officers and executives).

        We have made our Code of Ethics, corporate governance guidelines, charters for the committees of our Board and other information that may be of interest to investors available on the Investor Relations section of our website at http://www.i-o.com/About_us/Investor_Relations/. Copies of this information may also be obtained by writing to us at Input/Output, Inc., 12300 Parc Crest Drive, Stafford, Texas 77477, Attention: Corporate Secretary.

        Under NYSE corporate governance listing standards, James M. Lapeyre, Jr. has been designated as the presiding non-management director to lead non-management directors meetings of the Board. Our non-management directors meet at regularly scheduled executive sessions without management, over which Mr. Lapeyre presides. Stockholders and other interested parties may communicate with the Board and our presiding non-management director or non-management independent directors as a group by writing to "Chairman of the Board" (if the intended recipient is the Board) or "Presiding Non-management Director" (if the intended recipient is the presiding non-management director or the non-management directors as a whole), c/o Corporate Secretary, Input/Output, Inc., 12300 Parc Crest

Drive, Stafford, Texas 77477. Inquiries sent by mail will be reviewed by our Corporate Secretary and, if they pertain to the functions of the Board or Board committees or if the Corporate Secretary otherwise determines that they should be brought to the intended recipient's attention, they will be forwarded to the intended recipient. Concerns relating to accounting, internal controls, auditing or compliance matters will be brought to the attention of our Audit Committee and handled in accordance with procedures established by the Audit Committee with respect to such matters.

        Our Corporate Secretary's review of these communications will be performed with a view that the integrity of this process be preserved. For example, items that are unrelated to the duties and responsibilities of the Board, such as personal employee complaints, product inquiries, new product suggestions, resumes and other forms of job inquiries, surveys, business solicitations or advertisements, will not be forwarded to those individuals. In addition, material that is considered to be hostile, threatening, illegal or similarly unsuitable will not be forwarded to them. Except for these types of items, the Corporate Secretary will promptly forward written communications to the intended recipient. Within the above guidelines, the independent directors have granted the Corporate Secretary discretion to decide what correspondence should be shared with I/O management and independent directors.

        In 2004, the Board of Directors held seven meetings and the three standing committees of the Board of Directors held a total of 16 meetings. Overall, the attendance at such meetings was 94%. Each current director attended at least 88% of the total of all meetings of the Board of Directors and the committees on which he served during 2004. The Board and committees held executive or private sessions without company management present on a regular basis.

        We do not require our Board members to attend our Annual Meeting of Stockholders; however, all but one of our directors attended our 2004 Annual Meeting.

        In determining independence, each year the Board affirmatively determines whether directors have no "material relationship" with I/O. When assessing the "materiality" of a director's relationship with I/O, the Board considers all relevant facts and circumstances, not merely from the director's standpoint, but from that of the persons or organizations with which the director has an affiliation, and the frequency or regularity of the services, whether the services are being carried out at arm's length in the ordinary course of business and whether the services are being provided substantially on the same terms to I/O as those prevailing at the time from unrelated parties for comparable transactions. Material relationships can include commercial, banking, industrial, consulting, legal, accounting, charitable and familial relationships. Factors that the Board may consider when determining independence under the above determination include (1) not being a current employee of I/O or having been employed by I/O within the last three years; (2) not having an immediate family member who is, or who has been within the last three years, an executive officer of I/O; (3) not personally receiving or having an immediate family member who has received, during any 12-month period within the last three years, more than $100,000 per year in direct compensation from I/O other than director and committee fees and pension or other forms of deferred compensation; (4) not being employed, or having an immediate family member employed within the last three years as an executive officer of another company where any current executive officer of I/O serves or has served, at the same time, on that company's compensation committee; (5) not being an employee of or a current partner of, or having an immediate family member who is a current partner of, a firm that is I/O's internal or external auditor; (6) not having an immediate family member who is a current employee of such an auditing firm who participates in the firm's audit, assurance or tax compliance practice; (7) not being, or having an immediate family member who was, within the last three years a partner or employee of such a firm and who personally worked on I/O's audit within that time; (8) not being a current employee, or having an immediate family member who is a current executive officer, of a company that has made payments to, or received payments from, I/O for property or services in an amount that, in any of the last three fiscal years, exceeds the greater of $1 million or 2% of the other company's consolidated gross revenues; or (9) not being an executive officer of a charitable organization to which, within the preceding three years, I/O has made charitable contributions in any single fiscal year that has exceeded the greater of $1 million or 2% of such organization's consolidated gross revenues.

        Our Board has determined that each of our current directors, except for Mr. Peebler who is our President and Chief Executive Officer, has no "material relationship" with I/O and is independent within the meaning of the NYSE's director independence standards. Our Chairman, Mr. Lapeyre, is an executive officer and significant shareholder of Laitram, L.L.C., a company with which I/O has ongoing contractual relationships, and Mr. Lapeyre and Laitram are, taken together, our largest stockholders. Our Board has determined that these contractual relationships have not interfered with Mr. Lapeyre's demonstrated independence from our management, and that the services performed by Laitram for I/O are being provided at arm's length in the ordinary course of business and substantially on the same terms to I/O as those prevailing at the time from unrelated parties for comparable transactions. In addition, the services provided by Laitram to I/O resulted in payments by I/O to Laitram in an amount significantly less than 2% of Laitram's 2004 consolidated gross revenues. As a result of these factors, Mr. Lapeyre, along with each of our other non-management directors, is independent within the meaning of the NYSE's standards. For an explanation of the contractual relationship between Laitram and I/O, see "Certain Transactions and Relationships" below.

Committees of the Board

        The Board of Directors has established an Audit Committee, a Compensation Committee and a Governance Committee. In addition, the Board establishes temporary special committees on an as-needed basis. All committees are composed entirely of non-employee directors. During 2004, the Audit Committee met nine times, the Compensation Committee met three times and the Governance Committee met four times.

        The members of the Board of Directors, and the committees of the Board on which they currently serve, are identified below.

Director	Compensation Committee	Audit Committee	Governance Committee
James M. Lapeyre, Jr.	*		**
Bruce S. Appelbaum		*
Theodore H. Elliott, Jr.		**
Franklin Myers	**		*
S. James Nelson, Jr.		*
Robert P. Peebler
John N. Seitz	*		*
Sam K. Smith	*

*
Member
**
Chair

Audit Committee

        The Audit Committee oversees matters relating to financial reporting, internal controls, risk management and compliance. These responsibilities include appointing, overseeing, evaluating and approving the fees of our independent auditors, reviewing financial information that is provided to our stockholders and others, reviewing with management our system of internal controls and financial reporting process, and monitoring our compliance program and system.

        The Audit Committee operates pursuant to a written charter, which sets forth the functions and responsibilities of the committee. A copy of the charter is attached to this proxy statement as Appendix A and can be viewed on our website at http://www.i-o.com/content/includes/AuditComChar.pdf.

        The Board of Directors has determined that each member of the Audit Committee is financially literate and satisfies the definition of "independent" as established in the NYSE corporate governance listing standards. In addition, the Board of Directors has determined that Mr. Elliott, the chair of the Committee, is qualified as an audit committee financial expert within the meaning of SEC regulations, and that he has accounting and related financial management expertise within the meaning of the listing standards of the NYSE.

Compensation Committee

        The Compensation Committee reviews and approves, or recommends to the Board for approval, all salary and other remuneration for our officers and oversees matters relating to our employee compensation and benefit programs. The Compensation Committee operates pursuant to a written charter that sets forth the functions and responsibilities of the committee. A copy of the charter can be viewed on our website at http://www.i-o.com/content/includes/CompComChart.pdf. The Board of Directors has determined that each member of the Compensation Committee satisfies the definition of "independent" as established in the NYSE corporate governance listing standards.

Governance Committee

        The Governance Committee functions as the Board's nominating and corporate governance committee and advises the Board of Directors with regard to matters relating to governance practices and policies, management succession, and composition and operation of the Board and its committees, including reviewing potential candidates for membership on the Board and recommending to the Board nominees for election as directors of I/O.

        In identifying and selecting new director candidates, the Governance Committee considers the Board's current and anticipated strengths and needs and a candidate's experience, knowledge, skills, expertise, integrity, diversity, ability to make independent analytical inquiries, understanding of the company's business environment, willingness to devote adequate time and effort to Board responsibilities, and other relevant factors. The Committee also seeks an appropriate balance of experience and expertise in accounting and finance, technology, management, international business, compensation, corporate governance, strategy, industry knowledge and general business matters. The Governance Committee may rely on various sources to identify potential director nominees, including input from directors, management and others the committee feels are reliable, and professional search firms. During 2004, the Governance Committee did not engage any outside search firm to assist it in identifying or facilitating the screening and interview process of any candidates for director.

        The Governance Committee will consider recommendations for director nominations made by a stockholder or other sources (including self-nominees) on the same basis as other candidates. For consideration by the Governance Committee, a recommendation of a candidate must be submitted in writing to the Governance Committee in care of our Corporate Secretary at our principal executive offices. The submission must include sufficient details regarding the qualifications of the potential candidate. In general, nominees for election should possess (1) the highest level of integrity and ethical character, (2) strong personal and professional reputation, (3) sound judgment, (4) financial literacy, (5) independence, (6) significant experience and proven superior performance in professional endeavors, (7) an appreciation for board and team performance, (8) the commitment to devote the time necessary, (9) skills in areas that will benefit the Board, and (10) the ability to make a long-term commitment to serve on the Board.

        Also, our bylaws permit stockholders to nominate individuals for director for consideration at an annual stockholders' meeting. A proper director nomination may be considered at I/O's 2006 Annual Meeting only if the proposal or nomination is received by I/O not later than November 25, 2005. All nominations should be directed to David L. Roland, Vice President, General Counsel and Corporate Secretary, Input/Output, Inc., 12300 Parc Crest Drive, Stafford, Texas 77477.

        The Governance Committee operates pursuant to a written charter, which sets forth the functions and responsibilities of the committee. A copy of the charter can be viewed on our website at http://www.i-o.com/content/includes/GovComChar.pdf. The Board of Directors has determined that each member of the Governance Committee satisfies the definition of "independent" as established in the NYSE corporate governance listing standards.

Director Compensation

General

        I/O employees who are also directors do not receive any fee or remuneration for services as members of the Board of Directors. In addition to being reimbursed for all reasonable out-of-pocket expenses that the director incurs attending Board meetings and functions, outside directors are entitled to receive an annual retainer fee of $30,000, which each outside director may elect in advance to receive either in cash or in shares of our common stock valued at their fair market value as of the date of their issuance. In addition, the Chairman of the Audit Committee is entitled to receive an annual retainer fee of $12,500, the Chairman of the Compensation Committee is entitled to receive an annual retainer fee of $10,000, and the Chairman of the Governance Committee is entitled to receive an annual retainer fee of $5,000. Each Committee Chairman may elect to receive the retainer for serving as Chairman in cash or in shares of common stock valued at their fair market value as of the date of their issuance. Outside directors also receive, in cash, $2,000 for each Board meeting and $2,000 for each committee meeting attended (unless the committee meeting is held in conjunction with a Board meeting, in which case the fee for committee meeting attendance is $1,000) and $1,000 for each Board or committee meeting held via teleconference. Shares issued in lieu of cash directors' fees are valued at the closing price per share on the last trading date before our annual stockholders meeting each year.

Directors Retirement Plan

        In 1992, we adopted a Directors Retirement Plan. We discontinued this plan in 1996. Mr. Elliott is the only director entitled to receive any benefits under the Directors Retirement Plan. This plan requires us to make a lump sum payment to Mr. Elliott following his retirement from the Board in an amount equal to the present value of $15,000 to be received annually for a period of ten years.

Stock Options

        As a means to attract and recruit qualified new directors and to retain capable directors in a manner that promotes ownership of a proprietary interest in I/O, we adopted our Amended and Restated Non-Employee Director Stock Option Plan in 1996. In 1998, our stockholders approved an increase in the total number of shares available under the Director Stock Option Plan to 700,000 shares. As of March 15, 2005, there were 123,833 shares available for issuance under this plan.

        Under the terms of the Director Stock Option Plan, each non-employee director will be granted an option to purchase 20,000 shares of common stock on the date that person commences serving as a non-employee director. On the first business day of each November following such initial 20,000 share grant, the non-employee director will be granted options to purchase 12,500 shares. The initial stock options granted to a non-employee director vest in 33.33% installments on the first, second and third anniversary dates of the initial stock option grant. The second grant of stock options to a non-employee director vests in 50% installments on the first and second anniversary dates of the second stock option grant. The third grant of stock options to a non-employee director is fully exercisable on and following the first anniversary date of their date of grant, and stock options granted in future years are fully exercisable on the date of each such annual grant. The Director Stock Option Plan also provides for discretionary grants of stock options to non-employee directors as determined from time to time by the Board. Discretionary grants of stock options vest in 33.33% consecutive annual installments commencing on the first anniversary date of each such discretionary grant, unless otherwise provided by the Governance Committee.

Stock Ownership Guidelines

        The Board has adopted stock ownership guidelines for I/O's directors, to become effective on January 1, 2006. The Board adopted these guidelines in order to align the economic interests of the directors with those of all stockholders and further focus our emphasis on enhancing stockholder value. Under these guidelines, each non-employee director is expected to own shares of I/O stock equal to a minimum aggregate market value of $30,000. New directors and current directors whose holdings fall below such minimum level will have one year to increase the director's ownership of I/O stock to satisfy the guidelines. The stock ownership guidelines are subject to modification by the Board in its discretion.

        The Governance Committee and the Board regularly review and evaluate the I/O directors' compensation program and will implement changes when warranted by current and emerging competitive practices, emerging legal and regulatory developments, and comparisons with director compensation programs of other similarly-situated public companies.

Certain Transactions and Relationships

        Mr. Lapeyre is the President and Chief Executive Officer and a significant equity owner of Laitram, L.L.C. and has served as President of Laitram and its predecessors since 1989. Laitram is a privately-owned, New Orleans-based manufacturer of food processing equipment and modular conveyor belts. Mr. Lapeyre and Laitram together owned approximately 10.7% of our outstanding common stock as of February 20, 2005.

        We acquired DigiCourse, Inc., our marine positioning products business, from Laitram in 1998 and have renamed it I/O Marine Systems, Inc. In connection with that acquisition, we entered into a Continued Services Agreement with Laitram under which Laitram agreed to provide us certain accounting, software, manufacturing and maintenance services. Manufacturing services consist primarily of machining of parts for our marine positioning systems. The term of this agreement expired in September 2001 but we continue to operate under its terms. In addition, when we have requested, the legal staff of Laitram has advised us on certain intellectual property matters with regard to our marine positioning systems. During 2004, we paid Laitram a total of approximately $1,823,970, which consisted of approximately $1,166,700 for manufacturing services, $623,270 for rent and other pass-through third party facilities charges, and $34,000 for other services. For the 2003 and 2002 fiscal years, we paid Laitram a total of approximately $1.17 million and $1.9 million, respectively, for these services. In the opinion of our management, the terms of these services are fair and reasonable and as favorable to us as those that could have been obtained from unrelated third parties at the time of their performance.

EXECUTIVE OFFICERS

        Our current executive officers are as follows:

Name	Age	Position with I/O
Robert P. Peebler	57	President, Chief Executive Officer and Director
Jorge Machnizh	48	President, Imaging Systems
Michael K. Lambert	51	President, GX Technology
J. Michael Kirksey	49	Executive Vice President and Chief Financial Officer
Christopher M. Friedemann	40	Vice President, Commercial Development
David L. Roland	43	Vice President, General Counsel and Corporate Secretary
Michael L. Morrison	34	Controller and Director of Accounting

        For a description of the business background of Mr. Peebler, see "—Class III Director Nominees For Re-Election For Term Expiring In 2008" above.

        Jorge Machnizh has been President, Imaging Systems since June 2004 and served as our Executive Vice President and Chief Operating Officer from May 2003 to June 2004. Before joining I/O, Mr. Machnizh was employed by Landmark Graphics Corporation, where he worked in a variety of positions, most recently serving as Vice President—Operations for North and South America. Prior to joining Landmark in 1997, Mr. Machnizh held senior management appointments with large geophysical contractors, including Geco-Prakla (a division of Schlumberger) and Petty-Ray Geophysical (a division of Geosource, Inc.). Mr. Machnizh started his career as a crew chief for United Geophysical.

        Michael (Mick) K. Lambert has been President of GXT since 1997 and continued in that position after the acquisition of GXT by I/O in June 2004. He joined GXT in 1989 and served in various positions of increasing responsibility, ultimately becoming the President in 1997 and Chief Executive Officer in 2002. Before joining GXT, Mr. Lambert spent two years as President of Gateway Enterprises, a company providing marketing consulting services to the seismic industry. Prior to Gateway, he spent four years at Cogniseis Development, where he held positions as Director of Business Development and USA Sales Manager and nine years with Seiscom Delta, Inc. in a variety of technical and management positions in the United Kingdom, Ireland and Texas.

        J. Michael Kirksey has been our Executive Vice President and Chief Financial Officer since January 2004. Before then, Mr. Kirksey had been the Chief Financial Officer, and then Chief Executive Officer, of Metals USA, a metals processing and distribution company based in Houston, Texas. Following the departure of Metals USA's previous Chief Executive Officer, he was appointed CEO by the Metals USA board of directors and charged with restructuring the company's operations and finances, and leading the company through an industry recession. Mr. Kirksey led the company through bankruptcy reorganization and succeeded in obtaining confirmation of a plan of reorganization in eleven months. Prior to joining Metals USA in 1997, Mr. Kirksey was Senior Vice President of Corporate Strategic Planning and the Chief Financial Officer—Europe for Keystone International Inc., a manufacturer of industrial valves and systems. Before joining Keystone, Mr. Kirksey worked for Arthur Andersen for 13 years, where he focused on growth strategies and technology companies.

        Christopher M. Friedemann has been our Vice President, Commercial Development since August 2003. Mr. Friedemann's accountabilities encompass corporate marketing, strategic planning and corporate development. Before joining I/O, Mr. Friedemann served as the Managing Director of RiverBend Associates, a privately held management consulting firm based in Texas. Prior to founding RiverBend in January 2002, he served as President of Tradeum, a venture-backed software company that was sold to VerticalNet in April 2000 at which time Mr. Friedemann assumed the role of Managing Director-Europe. Before joining Tradeum in January 2000, Mr. Friedemann was Principal and Partner at the management consulting firm McKinsey & Company. Mr. Friedemann also has experience as a Senior Reservoir Engineer with Exxon, in field operations with Unocal and in energy merchant banking with Bankers Trust.

        David L. Roland has been Vice President, General Counsel and Corporate Secretary since April 2004. Prior to joining I/O, Mr. Roland held several positions of increasing responsibility within the legal department of Enron Corp., an energy trading and pipeline company, most recently as Vice President and Assistant General Counsel. Prior to joining Enron in 1998, Mr. Roland was an attorney with Caltex Corporation, an international oil and gas marketing and refining company. Mr. Roland was an attorney with the law firm of Gardere & Wynne (now known as Gardere Wynne Sewell LLP) from 1988 until 1994, when he joined Caltex.

        Michael L. Morrison has been our Controller and Director of Accounting since November 2002 and served as our Assistant Controller from June 2002 to November 2002. Prior to joining I/O, Mr. Morrison held several positions at Enron Corp., an energy trading and pipeline company, most recently as Director of Transaction Support. Mr. Morrison had held a variety of positions at Deloitte & Touche, LLP, a public accounting firm, from January 1994 until he joined Enron in June 2000.

EXECUTIVE COMPENSATION

        The following tables and narrative text discuss the compensation paid in fiscal years ended December 31, 2004, 2003 and 2002, to our Chief Executive Officer and our four other most highly compensated executive officers at December 31, 2004.

Summary Compensation Table

	Annual Compensation				Long-Term Compensation
					Awards		Payouts
Name and Principal Position	Year	Salary($)	Bonus($)(1)	Other Annual Compensation($)	Restricted Stock Award(s) ($)(2)	Securities Underlying Options/SARs (#)(3)	LTIP Payouts($)	All Other Compensation($) (4)
Robert P. Peebler President, Chief Executive Officer and Director(5)	2004 2003 2002	$455,000 292,308 0	$0 0 0	$0 0 0	$0 0 0	0 1,325,000 10,000	$0 0 0	$2,625 8,008 25,000
Jorge Machnizh President, Imaging Systems(6)	2004 2003 2002	268,462 163,077 0	60,000 0 0	0 0 0	132,600 221,000 0	85,000 200,000 0	0 0 0	8,861 265 0
Michael K. Lambert President, GX Technology(7)	2004 2003 2002	113,385 0 0	220,000 0 0	0 0 0	0 0 0	85,000 0 0	0 0 0	250 0 0
J. Michael Kirksey Executive Vice President and Chief Financial Officer(8)	2004 2003 2002	221,862 0 0	0 0 0	0 0 0	238,680 0 0	205,000 0 0	0 0 0	4,114 0 0
Christopher M. Friedemann Vice President, Commercial Development(9)	2004 2003 2002	201,385 71,538 0	0 0 0	0 0 0	88,400 132,600 0	60,000 85,000 0	0 0 0	6,042 2,146 0

(1)
Mr. Machnizh's $60,000 cash bonus received in 2004 was a non-discretionary payment made pursuant to the terms of his employment agreement (the proxy statement for our 2004 Annual Meeting had incorrectly shown

  Mr. Machnizh receiving this bonus in 2003). Mr. Lambert's cash bonus shown in the table above was also a non-discretionary bonus made in accordance with the terms of his employment agreement.

(2)
All of the amounts shown represent shares of restricted stock granted under our 2000 Restricted Stock Plan. While unvested, the holder is entitled to the same voting and dividend rights as all other holders of common stock. References below to values as of the grant date of the shares of restricted stock awarded shall mean the reported closing sales price per share of I/O's common stock on the NYSE on the last business day immediately preceding the date of grant. Below are certain details of each grant:

  •
  Mr. Machnizh received an award of 15,000 shares of restricted stock in September 2004 valued at $9.84 per share, and 25,000 shares of restricted stock in May 2003 valued at $3.81 per share. One-third of the 15,000 share grant will vest in each of September 2005, 2006 and 2007. With respect to the 25,000 shares granted in May 2003, 10,000 shares vested in May 2004 and 5,000 shares will vest in each of May 2005, 2006 and 2007. At December 31, 2004, his total of 40,000 shares of restricted stock had a value of $353,600 based on the fair market value of I/O's common stock on that date.

  •
  Mr. Kirksey received an award of 15,000 shares of restricted stock in January 2004 valued at $4.51 per share, and 12,000 shares of restricted stock in September 2004 valued at $9.84 per share. The grants of shares of restricted stock vest one-third each year, over a three-year period. At December 31, 2004, his total of 27,000 shares of restricted stock had a value of $238,680 based on the fair market value of I/O's common stock on that date.

  •
  Mr. Friedemann received an award of 10,000 shares of restricted stock in September 2004 valued at $9.84 per share, and 15,000 shares of restricted stock in August 2003 valued at $4.90 per share. The grants of shares of restricted stock vest one-third each year, over a three-year period. At December 31, 2004, his total of 25,000 shares of restricted stock had a value of $221,000 based on the fair market value of I/O's common stock on that date.

(3)
In 2003, pursuant to the terms of his employment agreement, Mr. Peebler received a one-time grant of options to purchase 1,325,000 shares of I/O common stock at $6.00 per share. At March 31, 2003, the date of grant, the closing sales price per share of our common stock on the NYSE was $3.60. See "Employment Agreements—Robert P. Peebler" and "Report of the Compensation Committee of the Board of Directors of Input/Output, Inc." In addition, in 2002, while serving on our Board of Directors as an outside director, Mr. Peebler received options to purchase 10,000 shares of I/O common stock for serving on the Board.

  In June 2004, I/O acquired all of the outstanding stock of GXT from GXT's shareholders. Under the terms of the stock purchase agreement between I/O and the GXT shareholders, we terminated certain outstanding GXT stock options and assumed certain other outstanding GXT stock options, substituting shares of our common stock for the GXT shares covered by the options assumed. Mr. Lambert owned GXT stock options at the time of the acquisition. Mr. Lambert's GXT stock options assumed by I/O, after giving effect to the acquisition and the effective exchange ratio, evidenced options to purchase up to 409,004 shares of I/O common stock for an average exercise price of $1.77 per share. Pursuant to the terms of the GXT stock option plans and the stock purchase agreement, these options became fully vested on the date of the acquisition. Because these outstanding GXT options were assumed by I/O in connection with the acquisition on the same basis as all other outstanding GXT options and were not considered to be compensatory grants by I/O, they are not reflected in the table above. However, the options indicated in the table above were granted by I/O in June 2004 as material inducements to Mr. Lambert's joining I/O in connection with the acquisition.

(4)
I/O provides the named executive officers with certain group life, health, medical and other non-cash benefits generally available to all salaried employees, which are not included in this column pursuant to SEC rules. Except as noted below, the amounts shown in this column consist of employer matching contributions to I/O's 401(k) plan. In 2004, the 401(k) accounts for each of the named executive officers received the following matching contributions: $2,625 for Mr. Peebler; $8,861 for Mr. Machnizh; $250 for Mr. Lambert; $4,114 for Mr. Kirksey; and $6,042 for Mr. Friedemann. The All Other Compensation amounts for Mr. Peebler include (a) $4,000 in directors fees paid to Mr. Peebler in 2003 and $25,000 in 2002 (in 2002, Mr. Peebler received 1,630 shares of common stock as directors' fees in lieu of $15,000 in cash) and (b) $1,020 paid to Mr. Peebler in 2003 under our program that rewards individuals who are named as inventors on patents owned by us.

(5)
Mr. Peebler became our Chief Executive Officer in April 2003. He has served as a director on our Board of Directors since 1999.

(6)
Mr. Machnizh joined I/O in May 2003.

(7)
Mr. Lambert was the President and Chief Executive Officer of GXT when I/O acquired all of the stock of GXT in June 2004. Mr. Lambert has remained as the President of GXT, and became an executive officer of I/O in June 2004. The compensation amounts shown in the table above include only compensation that Mr. Lambert received from GXT after the June 2004 acquisition of GXT.

(8)
Mr. Kirksey joined I/O in January 2004.

(9)
Mr. Friedemann joined I/O in August 2003.

Option/SAR Grants in Last Fiscal Year

	Individual Grants
	Number of Securities Underlying Option/SARs Granted (#) (1)	Percentage of Total Options/SARs Granted to Employees in Fiscal Year(2)
					Potential Realizable Value at Assumed Annual Rates of Stock Price Appreciation for Option Term*
Name			Exercise or Base Price ($/Sh)	Expiration Date
					5% ($)	10% ($)
Robert P. Peebler	0	0.0%	—	—	—	—
Jorge Machnizh	85,000	5.0%	9.84	9/1/2014	526,150	1,331,950
Michael K. Lambert	85,000	5.0%	7.09	6/14/2014	377,400	960,500
J. Michael Kirksey	130,000 75,000	7.7% 4.4%	4.51 9.84	1/1/2014 9/1/2014	369,200 464,250	937,300 1,175,250
Christopher M. Friedemann	60,000	3.5%	9.84	9/1/2014	371,400	940,200
All Executive Officers	500,000	29.4%	—	—	—	—
All Non-Executive Employees	1,198,500	70.6%	—	—	—	—

*
The dollar amounts of appreciation under these columns result from using calculations assuming 5% and 10% growth rates as provided under SEC rules and are not intended to forecast future price appreciation of our common stock. They only reflect a hypothetical future value based upon growth at these prescribed rates. We did not use an alternative formula for a grant date valuation, an approach which would state gains at present, and therefore lower, value. Options have value to recipients, including the listed executives, only if the stock price advances beyond the grant price shown in the table during the effective option period.

(1)
With the exception of the option grant to Mr. Lambert shown above and Mr. Kirksey's option grant on January 1, 2004, the options shown in the table above were granted under our 2004 Long-Term Incentive Plan. The January 1, 2004 award of options to purchase 130,000 shares to Mr. Kirksey was granted under our 2000 Long-Term Incentive Plan. In June 2004, certain key employees of GXT, including Mr. Lambert, received options to purchase shares of I/O as a material inducement to their joining I/O and continuing their employment with GXT after the acquisition; on June 14, 2004, Mr. Lambert received a grant of contractual inducement options to purchase up to 85,000 shares of I/O common stock.

  Each of these awards was granted at an exercise price equal to the fair market value per share of our common stock on the date of grant. The fair market value of a share of our common stock is defined in each of the above Plans and awards as the closing sales price on the immediately preceding business day of a share of common stock as reported on the NYSE. The options vest in 25% increments on the first, second, third and fourth anniversaries of the grant date. Each of the Plans and awards described above contains provisions regarding the impact of a change of control, death, disability, retirement and termination of employment on the exercisability of options, with change of control and retirement (subject to certain exceptions) causing acceleration of vesting.

  As noted in note (3) to the Summary Compensation Table shown above, these amounts do not include Mr. Lambert's GXT options assumed by I/O in connection with the GXT acquisition, which are now options to purchase I/O common stock.

(2)
Based on an aggregate of 1,698,500 shares subject to options granted to our employees during the year ended December 31, 2004, including the listed executives.

Aggregated Option/SAR Exercises in Last Fiscal Year
and FY-End Option/SAR Values

			Number of Securities Underlying Unexercised Options/SARs at Fiscal Year-End (#)		Value of Unexercised In-the-Money Options/SARs at Fiscal Year-End ($)(1)
Name	Shares Acquired on Exercise (#)	Value Realized ($)
			Exercisable	Unexercisable	Exercisable	Unexercisable
Robert P. Peebler	0	0	418,056	956,944	1,169,279	2,717,721
Jorge Machnizh	0	0	50,000	235,000	277,000	831,000
Michael K. Lambert (2)	315,548	1,863,740	93,456	85,000	593,446	148,750
J. Michael Kirksey	0	0	0	205,000	0	562,900
Christopher M. Friedemann	0	0	21,250	123,750	83,725	251,175

(1)
In accordance with SEC rules, values under this table are calculated by subtracting the exercise price from the fair market value of the underlying I/O common stock. For purposes of these columns, fair market value is deemed to be $8.84 per share, the closing price per share on the NYSE on December 31, 2004.

(2)
These options exercised were Mr. Lambert's GXT options assumed by I/O in June 2004 in connection with the GXT acquisition. See note 3 to the Summary Compensation Table above.

Employment Agreements

Robert P. Peebler

        Our employment agreement with Mr. Peebler dated March 31, 2003 provides that Mr. Peebler will serve as President and Chief Executive Officer for a five-year term, unless sooner terminated. Under the agreement, Mr. Peebler is entitled to an annual base salary of at least $400,000, and to participate in all of our employee benefit plans available to senior executives at a level commensurate with his position. In the event that Mr. Peebler's employment is terminated by us without cause, or if he resigns for "good reason" (defined as a reduction in his status, pay or benefits; a demotion to a lesser position with I/O or reduction of his duties and responsibilities; or a change of his principal place of employment by more than 30 miles), then we are obligated to pay Mr. Peebler over a three year period a termination payment equal to three times his annual base salary. In addition, we granted Mr. Peebler an option to purchase 1,325,000 shares of I/O common stock at $6.00 per share. At March 31, 2003, the date of grant, the closing sales price per share of our common stock on the NYSE was $3.60.

        The employment agreement contains provisions relating to protection of our confidential information and intellectual property and restricts Mr. Peebler from soliciting our employees and customers or competing with us during the term of his employment and for a period of two years following termination. If he violates these covenants, we can suspend making his termination payment. In the event of a change of control, if Mr. Peebler remains with us or with our successor for a period of 18 months following the change of control, he can then voluntarily resign for any reason or no reason at all, and be entitled to receive the termination payment referred to above. In addition, upon a change of control of I/O, any restrictions on equity securities issued to Mr. Peebler lapse and all options immediately become fully vested and exercisable. If any payment or benefit under his employment agreement is determined to be subject to the excise tax for "excess parachute payments" under U.S. federal income tax rules, we have agreed to pay to Mr. Peebler an additional amount to adjust for the incremental tax costs of those payments to Mr. Peebler. We also agreed to indemnify Mr. Peebler to the fullest extent permitted by our certificate of incorporation and bylaws, and to provide him coverage under our directors' and officers' liability insurance policies to the same extent as our other executives.

Jorge Machnizh

        Our employment agreement with Jorge Machnizh was entered into on April 23, 2003. The agreement provides for Mr. Machnizh to serve as our Executive Vice President and Chief Operating Officer until May 12, 2006 and, thereafter, for additional successive terms of one year each, unless terminated by us or Mr. Machnizh at the end of the initial term or any additional term. Under the agreement, Mr. Machnizh is entitled to an annual base salary of at least $265,000 and is eligible to receive a bonus under the terms of our Incentive Compensation Plan. In addition, he was granted a one-time guaranteed bonus of $60,000. In connection with this agreement, Mr. Machnizh was granted an award of 25,000 shares of restricted stock and stock options to purchase 200,000 shares under our 2000 Long-Term Incentive Plan. Under the agreement, Mr. Machnizh is entitled to participate in all of our employee benefit plans available to senior executives at a level commensurate with his position. In the event Mr. Machnizh's employment is terminated by us other than for cause or by Mr. Machnizh for good reason, then, so long as he executes a general release in favor of I/O, we are obligated to pay Mr. Machnizh in monthly installments over an 18-month period a sum equal to 1.5 times his base salary at the time of termination, as well as a pro rata portion of any annual incentive compensation for the year in which termination occurs, and to provide him continued participation in our health and welfare plans for a period of 18 months. In addition, upon a change of control of I/O, any restrictions on equity securities issued to Mr. Machnizh lapse and all options immediately become fully vested and exercisable. The agreement restricts Mr. Machnizh from soliciting I/O's employees and customers or competing with I/O for a period of 18 months following termination. I/O has also agreed pursuant to this agreement to indemnify Mr. Machnizh to the fullest extent permitted by I/O's Certificate of Incorporation and Bylaws, and to provide him coverage under our directors' and officers' liability insurance policies to the same extent as our other executives.

Michael (Mick) K. Lambert

        Michael K. Lambert entered into an employment agreement with GXT dated March 26, 2004. The agreement provides for Mr. Lambert to serve as the President and Chief Executive Officer of GXT until June 14, 2006. Under the agreement, Mr. Lambert is entitled to an annual base salary of at least $220,000 and is eligible to receive an annual bonus of 100% of his base salary if GXT meets its overall projected annual financial and business goals. The agreement provides that if GXT does not meet these goals, then any payment of an annual bonus would be within the discretion of the Board of Directors of GXT. Mr. Lambert's employment agreement was amended in June 2004 to provide that his annual bonus for 2004 would be $220,000. Under his employment agreement, Mr. Lambert is entitled to participate in all of GXT's employee benefit plans available to senior executives of GXT. In the event Mr. Lambert's employment is terminated (a) by GXT other than for cause after a "change of control" of GXT or (b) by Mr. Lambert upon the occurrence of any of the following events after a "change of control" of GXT:

  •
  GXT causes a material adverse change in the overall level of responsibilities and/or duties of Mr. Lambert;

  •
  GXT causes an adverse change in Mr. Lambert's base compensation;

  •
  GXT causes a material adverse change in the terms of Mr. Lambert's annual bonus, unless offset by an increase in other compensation;

  •
  GXT requires that Mr. Lambert change his primary work location by more than 50 miles; or

  •
  GXT materially breaches his employment agreement, which breach continues for more than 30 days after Mr. Lambert gives written notice to GXT regarding such breach,

then Mr. Lambert will be entitled to receive payments equal to his base salary plus bonus and continued participation in GXT's health and welfare plans for a period of three years (or a shorter period if he competes with GXT or solicits for hire any employee of GXT). In addition, upon such a change of control and subsequent event, all I/O options held by Mr. Lambert will immediately become fully vested and exercisable.

J. Michael Kirksey

        Our employment agreement with J. Michael Kirksey was entered into on January 1, 2004. The agreement provides for Mr. Kirksey to serve as our Executive Vice President and Chief Financial Officer until December 31, 2005 and, thereafter, for additional successive terms of one year each, unless terminated by us or Mr. Kirksey at the end of the initial term or any additional term. Under the agreement, Mr. Kirksey is entitled to an annual base salary of at least $227,000 and is eligible to receive a bonus under the terms of our Incentive Compensation Plan. In connection with this agreement, Mr. Kirksey was granted an award of 13,000 shares of restricted stock and stock options to purchase 130,000 shares under our 2000 Long-Term Incentive Plan. Under the agreement, Mr. Kirksey is entitled to participate in all of our employee benefit plans available to senior executives at a level commensurate with his position. In the event Mr. Kirksey's employment is terminated by us other than for cause or by Mr. Kirksey for good reason, then, so long as he executes a general release in favor of I/O, we are obligated to pay Mr. Kirksey in monthly installments over a 12-month period a sum equal to his base salary at the time of termination, as well as a pro rata portion of any annual incentive compensation for the year in which termination occurs, and to provide him continued participation in our health and welfare plans for a period of one year. In addition, upon a change of control of I/O, any restrictions on equity securities issued to Mr. Kirksey lapse and all options immediately become fully vested and exercisable. The agreement restricts Mr. Kirksey from soliciting I/O's employees and customers or competing with I/O for one year following the termination of his employment with I/O. I/O has also agreed pursuant to this agreement to indemnify Mr. Kirksey to the fullest extent permitted by I/O's Certificate of Incorporation and Bylaws, and to provide him coverage under our directors' and officers' liability insurance policies to the same extent as our other executives.

Equity Compensation Plan Information
(as of December 31, 2004)

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted-average exercise price of outstanding options, warrants and rights (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)
Equity Compensation Plans Approved by Security Holders
Amended and Restated 1990 Stock Option Plan	1,075,128	$10.64	0
Amended and Restated 1991 Directors Stock Option Plan	60,000	$24.41	0
Amended and Restated 1996 Non-Employee Director Stock Option Plan	539,500	$8.97	123,833
1998 Restricted Stock Plan	—	—	11,807
2000 Long-Term Incentive Plan	1,841,550	$6.76	0
Employee Stock Purchase Plan	—	—	507,652
2003 Stock Option Plan	1,325,000	$6.00	175,000
2004 Long-Term Incentive Plan	711,500	$7.04	8,750
GX Technology Corporation Employee Stock Option Plan	971,922	$2.24	0

Subtotal	6,524,600		827,042
Equity Compensation Plans Not Approved by Security Holders
Non-Employee Directors' Retainer Plan	—	—	62,564
2000 Restricted Stock Plan	—	—	69,407
Input/Output, Inc.—Concept Systems Employment Inducement Stock Option Program	355,000	6.42	0
Input/Output, Inc.—GX Technology Corporation Employment Inducement Stock Option Program	434,000	7.09	0

Subtotal	851,848		131,971

Total	7,376,448		959,013

        Non-Employee Directors' Retainer Plan.    In 2001, our Board adopted arrangements whereby our non-employee directors can elect to receive their annual retainer for service as a director, and any retainer for serving as a committee chairman, in cash or in common stock. Any common stock issued pursuant to these arrangements is valued at the closing price of our common stock on the date before issuance. The Board has reserved 100,000 of our treasury shares for issuance under these arrangements.

        2000 Restricted Stock Plan.    During 2000, our Board approved the Input/Output, Inc. 2000 Restricted Stock Plan. This plan grants our Compensation Committee the authority to make awards of restricted stock of up to 200,000 shares of our common stock in order to attract and retain key employees of I/O and our subsidiaries. Awards may be made from authorized and unissued shares or treasury shares, but the plan provides that shares delivered under the initial grants under the plan must be made only from treasury shares or common stock repurchased by I/O. As of December 31, 2004, there were 62,848 shares of restricted stock issued and outstanding under this plan.

        Under the terms of this plan, I/O enters into individual award agreements with participants designated by the Compensation Committee specifying the number of shares of common stock granted under the award, the price (if any) to be paid by the grantee for the restricted stock, the restriction period during which the award is subject to forfeiture, and any performance objectives specified by the Committee. Participants are not permitted to sell, transfer or pledge their restricted stock during their restriction period.

        Upon termination of a participant's employment with us for any reason other than death, disability or retirement, all nonvested shares of restricted stock will be forfeited. In addition, in the event of a "change in control" of I/O, all shares of restricted stock will become fully vested. Unless sooner terminated, the 2000 Restricted Stock Plan will expire on March 13, 2010.

        Input/Output, Inc.—Concept Systems Employment Inducement Stock Option Program.    In connection with our acquisition of the share capital of Concept Systems Holding Limited in February 2004, we entered into employment inducement stock option agreements with 12 key employees of Concept as material inducements to their joining I/O. The terms of these stock options are for 10 years, and the options become exercisable in four equal installments each year with respect to 25% of the shares on the first, second, third and fourth consecutive anniversary dates of the date of grant. The options may be sooner exercised upon the occurrence of a "change of control" of I/O. The number of shares of common stock covered by each option is subject to adjustment to prevent dilution resulting from stock dividends, stock splits, recapitalizations or similar transactions.

        Input/Output, Inc.—GX Technology Corporation Employment Inducement Stock Option Program.    In connection with our acquisition of all of the capital stock of GX Technology Corporation in June 2004, we entered into employment inducement stock option agreements with 29 key employees of GXT as material inducements to their joining I/O. The terms of these stock options are for 10 years, and the options become exercisable in four equal installments each year with respect to 25% of the shares each on the first, second, third and fourth consecutive anniversary dates of the date of grant. The options may be sooner exercised upon the occurrence of a "change of control" of I/O. The number of shares of common stock covered by each option is subject to adjustment to prevent dilution resulting from stock dividends, stock splits, recapitalizations or similar transactions.

Performance Graph

        We have made previous filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, that incorporate future filings, including this proxy statement, in whole or in part. However, the following Performance Graph and the Report of the Compensation Committee of the Board of Directors of Input/Output, Inc. shall not be incorporated by reference into any such filings.

        The Performance Graph is presented for the period beginning December 31, 1999 and ending on December 31, 2004. The Peer Group Index consists of OYO Geospace Corporation, Bolt Technology Corp. and Compagne Generale de Geophysics. Historical stock performance during this period may not be indicative of future stock performance.

COMPARE 5-YEAR CUMULATIVE TOTAL RETURN
AMONG INPUT/OUTPUT, INC.,
S&P 500 INDEX AND PEER GROUP INDEX

ASSUMES $100 INVESTED ON JAN. 1, 2000
ASSUMES DIVIDEND REINVESTED
FISCAL YEAR ENDING DEC. 31, 2004

	1999	2000	2001	2002	2003	2004
INPUT/OUTPUT, INC.	100.00	201.24	162.17	83.95	89.09	174.62
PEER GROUP INDEX	100.00	146.94	71.31	41.66	86.62	146.52
S&P 500 INDEX	100.00	90.89	80.09	62.39	80.29	89.02

Report of the Compensation Committee
of the Board of Directors of Input/Output, Inc.

        The purpose of this report is to summarize the compensation philosophy and policies that the Compensation Committee of the Board of Directors has applied in making executive compensation decisions.

The Committee's Responsibilities

        The Compensation Committee is composed entirely of non-employee directors, all of whom are independent under the currently applicable standards of the New York Stock Exchange. We are responsible for setting and administering policies which govern I/O's executive compensation programs.

Compensation Philosophy and Methodology

        Through I/O's compensation programs, we seek to achieve the following goals:

  •
  Attract and retain qualified and productive executive officers and key employees by providing total compensation competitive with that of other executives and key employees employed by companies of similar size, complexity and industry of business;

  •
  Motivate executives and key employees to achieve strong financial and operational performance;

  •
  Emphasize performance-based compensation, to create meaningful links between corporate performance, individual performance and rewards;

  •
  Link the interests of executives with stockholders by providing a significant portion of total pay in the form of stock-based incentives and earnings-driven results; and

  •
  Encourage long-term commitment to I/O.

        In the fall of 2003, we, with the assistance of a third-party consultant, undertook a comprehensive review of I/O's total compensation philosophy to maximize achievement of our goals. Since 2003, our governing principles in establishing executive compensation have been:

        Long-Term and At-Risk Focus.    Premium compensation opportunities should be composed of long-term, at-risk pay to focus management on the long-term interests of I/O. Base salary, annual incentives and employee benefits should be at competitive levels.

        Equity Orientation.    Equity-based plans should comprise a major part of the at-risk portion of total compensation to instill ownership thinking and to link compensation to corporate performance and stockholder interests.

        Competitive.    We emphasize total compensation opportunities consistent with the 50th percentile of a peer group of companies. Competitiveness of base pay and annual incentives is independent of stock performance. However, overall competitiveness of total compensation is contingent on long-term, stock-based compensation programs.

        These principles apply to compensation policies for all executive officers and key employees. We do not follow the principles in a mechanistic fashion; rather, we use experience and judgment in determining the appropriate mix of compensation for each individual. This judgment is not done without constant review of discernible measures to determine progress each individual is making toward agreed-upon goals and objectives. Personal biases and feelings are left, to the extent possible, out of these judgments.

Compensation Methodology

        Each year I/O, under our oversight, reviews data from market surveys, independent consultants and other sources to assess I/O's competitive position with respect to the following three components of executive compensation:

  •
  base salary;

  •
  annual incentives; and

  •
  long-term incentive compensation.

We also consider individual performance, level of responsibility, and skills and experience in making compensation decisions for each executive.

Components of Compensation

        The primary components of executive compensation are:

  •
  Annual cash compensation, including base salary and annual incentives.

  •
  Long-term incentive compensation, including stock options and restricted stock.

Annual Cash Compensation

        Base Salary.    The purpose of base salary is to create a base of cash compensation for executive officers that is in the 50th percentile of our comparator group of companies. We exercise discretion in making salary decisions and rely to a large extent on the Chief Executive Officer's evaluations of individual executive officer performance after reviewing their performance with him. Salary increases for executive officers do not follow a preset schedule or formula but do take into account changes in the market and with individual circumstances. Base salary is designed to provide an income level that is sufficient to minimize day-to-day distractions of executives from their focus on long-term business growth. However, base pay levels are not intended to be the vehicle for long-term capital and wealth accumulation for executives.

        Annual Incentives.    We implement an annual incentive plan each year to promote the achievement of performance objectives of I/O and the executive's particular business unit. The annual incentive plan provides cash compensation that is at-risk on an annual basis and is contingent on achievement of annual business and operating objectives. Annual incentives measure overall corporate performance and achievement of individual critical success factors. The annual incentive plan is the primary program for measuring individual performance. Target annual incentive opportunities for executives and key employees under the plan are established as a percentage of the recipients' base salary, using survey data for individuals in comparable positions and markets and internal comparisons. Incentive amounts are intended to provide competitive incentive amounts for individuals in comparable positions and markets when target performance is achieved. Incentive amounts reflect higher upside opportunity for high performance and no payment for below-acceptable performance. The annual cash incentive provides income levels that are sufficient to allow for modest wealth accumulation for executive officers in the presence of high levels of business performance.

        During 2003 and 2004, we did not pay cash bonuses to our continuing executives because our financial performance did not qualify for bonus compensation under our annual incentive plan. However, in 2004 a bonus was paid to our President, Imaging Systems and to the President and Chief Executive Officer of GXT, in each case in accordance with the terms of their employment agreements.

Long-Term Incentive Compensation

        We have structured long-term incentive compensation to provide for an appropriate balance between rewarding performance and encouraging employee retention and stock ownership. Long-term incentives comprise a large portion of the total compensation package for executive officers and key employees. For 2004, there were two forms of long-term incentives utilized for executive officers and key employees: stock options and restricted stock. For 2005, we have recommended that stock options and restricted stock continue to be the only forms of long-term incentives to be utilized for executive officers and key employees.

        In any given year, an executive officer may be granted a combination of long-term incentives. In the presence of high levels of business performance, long-term incentives will provide income levels that are sufficient to allow for wealth accumulation for executive officers.

        Stock Options.    The purpose of stock options is to provide equity compensation whose value has been traditionally treated as entirely at-risk, based on the increase in our stock price and the creation of stockholder value. Stock options also allow executive officers to have equity ownership and to share in the appreciation of the value of the stock in I/O, thereby aligning compensation directly with increases in stockholder value. Stock options only have value if the stock price appreciates in value from the date options are granted.

        Stock option awards are based on business performance in the previous fiscal year. In determining the number of options to be awarded, we, or, in some cases, our designee, also considers the grant recipient's qualitative and quantitative performance, the size of stock option and other stock based awards in the past, and expectations of the grant recipient's future performance. Approximately 81 employees received option awards in 2004, covering 1,698,500 shares of common stock. The officers named in the compensation tables received option awards for 435,000 shares in 2004.

        Restricted Stock.    We use restricted stock to focus executives on the long-term performance of I/O and further align levels of compensation directly with increases in stockholder value. Vesting of restricted stock is not dependent on performance measurement targets; vesting is solely based on continued employment. Approximately 63 employees received restricted stock awards in 2004, covering an aggregate of 314,500 shares of restricted stock. The officers named in the compensation tables received awards of 52,000 shares of restricted stock in 2004.

Additional Information

        Benefits.    Benefits offered to executive officers are largely those offered to the general employee population. Executive officers are also offered the opportunity to participate in a non-qualified deferred compensation plan which is only available to senior officers; they are provided a Salary Continuance and Long Term Disability Plan.

        Compliance with Section 162(m) of the Internal Revenue Code.    Under Section 162(m) of the Internal Revenue Code, I/O may not deduct annual compensation in excess of $1 million paid to certain employees-generally its Chief Executive Officer and its four other most highly compensated executive officers-unless that compensation qualifies as performance-based compensation. While we intend to structure performance-related awards in a way that will preserve the maximum deductibility of compensation awards, we reserve the right to pay compensation that is not deductible if it is in the best interests of I/O. To maintain flexibility in compensating executive officers in a manner designed to promote varying corporate goals, we have not adopted a policy that all compensation must be deductible.

Compensation of the Chief Executive Officer

        On March 31, 2003, I/O announced that it had appointed Robert P. Peebler as its president and chief executive officer. The compensation arrangements for Mr. Peebler were negotiated by I/O's Compensation Committee members (except for Mr. Peebler, who was on the Compensation Committee at the time but removed himself from all discussions and deliberations). Mr. Myers and Mr. Lapeyre drew on input from I/O's directors to address the terms of Mr. Peebler's proposed compensation. In determining his overall compensation, the Committee took into account Mr. Peebler's unique experience, expertise, and capabilities in the energy technology sectors that I/O presently serves, as well as future market opportunities for I/O. Mr. Peebler's technical and industry know-how in applying advanced technologies to oil and gas prospect analysis and reservoir management techniques were viewed as positive factors in the Board's choice of him to lead I/O in bettering its competitive position.

        In structuring Mr. Peebler's compensation package, no cash bonus was planned. Although Mr. Peebler is eligible for discretionary bonuses in the future, the Committee and Mr. Peebler decided that the bulk of his compensation should be weighted toward equity compensation, and that grants of stock options should reflect an exercise price in excess of prevailing market prices for our common stock at the time our agreement was reached on his compensation terms. The compensation arrangements for Mr. Peebler were arrived at independently of the Board's determination of the terms and conditions of I/O's investment in Energy Venture Partners (EVP), of which he was the former president and chief executive officer.

        As a result of these negotiations and deliberations, the Compensation Committee members (other than Mr. Peebler) were in agreement with the following three basic components of Mr. Peebler's compensation arrangements:

  •
  an annual base salary of $455,000, assuming 100% of his time was devoted to I/O,

  •
  no guaranteed bonus, and

  •
  stock options for 1,325,000 shares of common stock exercisable at $6.00 per share (at March 31, 2003, the date of grant, the closing sales price per share of I/O common stock on the NYSE was $3.60).

The Committee believed that these components were consistent with the Board's objectives of retaining a chief executive officer who could capitalize on opportunities in future technology trends affecting the oil and gas exploration and production industry. In addition, the heavy weighting of stock-based compensation was designed to ensure that Mr. Peebler's compensation will remain directly aligned with stockholders.

        After March 2003, Mr. Peebler continued to serve as the chairman of EVP and held a 23% ownership interest in EVP. Under the terms of Mr. Peebler's employment agreement with I/O, Mr. Peebler was permitted to devote up to 20% of his time to EVP and his annual base salary from I/O was established at $400,000 (an adjustment from the agreed $455,000 base salary in order to reflect that less than 100% of Mr. Peebler's time would be devoted to I/O). Later in 2003, EVP's board of directors determined to liquidate EVP, and thereafter Mr. Peebler devoted all of his time to I/O. On January 1, 2004, the Board granted Mr. Peebler an increase in his base salary from $400,000 to $455,000 per year, to reflect his full time responsibilities working for I/O.

        As noted above, Mr. Peebler received no cash bonus or equity compensation grants in 2004.

        We review annually the compensation of the Chief Executive Officer and inform the Board of Directors of any recommended adjustments. The Chief Executive Officer participates in the same programs and receives compensation based upon the same criteria as I/O's other executive officers. However, the Chief Executive Officer's compensation reflects the greater policy- and decision-making authority that the Chief Executive Officer holds and the higher level of responsibility he has with respect to the strategic direction of I/O and its financial and operating results.

Summary

        The Committee believes the executive compensation policies and programs described in this report serve the interests of the stockholders and I/O. Pay delivered to executives is intended to be linked to, and commensurate with, I/O's performance and with stockholder expectations. However, the practice and performance results of the compensation philosophy described in this report should be measured over a period sufficiently long to determine whether strategy development and implementation are in line with, and responsive to, stockholder expectations.

Dated February 14, 2005	Franklin Myers, Chairman James M. Lapeyre, Jr. John N. Seitz Sam K. Smith

ITEM 2—PROPOSAL TO AMEND THE
INPUT/OUTPUT, INC. 2004 LONG-TERM INCENTIVE PLAN

Proposed Amendments

        On May 3, 2004, our Board of Directors adopted the Input/Output, Inc. 2004 Long-Term Incentive Plan (the "2004 Plan"), and the 2004 Plan was approved by the stockholders of I/O at the 2004 Annual Meeting. On February 15, 2005, our Board of Directors approved, subject to stockholder approval, amendments to the 2004 Plan, with the principal amendment being to increase by 1,600,000 the total number of shares of I/O's common stock available for issuance under the 2004 Plan.

        The Board of Directors believes it is desirable to increase the number of shares available for issuance under the 2004 Plan in order to continue to promote stockholder value by providing appropriate incentives to key employees and certain other individuals who perform services for I/O and its affiliates. As of February 15, 2005, without giving effect to the proposed amendment, there were approximately 8,750 shares available for issuance under the 2004 Plan.

        Other proposed substantive amendments to the 2004 Plan, which are either clarifying in nature or advisable to better conform the 2004 Plan to recent changes in federal income tax laws, are as follows:

  •
  Amend Section 1.3(d) to clarify that no stock option issued under the 2004 Plan will be repriced, replaced or regranted through cancellation or by lowering the option price of a previously granted stock option;

  •
  Amend Section 2.2(c) to clarify that the exercise price under all stock options under the Plan may not be less than 100% of fair market value per share on the date of grant; and

  •
  Delete the former Section 6.6, which provided for certain deferred compensation arrangements and agreements under the Plan.

Description of the 2004 Plan

        The material features of the 2004 Plan are described below. The complete text of the 2004 Plan, including the proposed amendments, is included as Appendix B to this proxy statement. The following summary is qualified by reference to such copy of the amended 2004 Plan that is attached as Appendix B.

General

        The 2004 Plan is not subject to the provisions of the Employee Retirement Income Security Act of 1974, as amended (ERISA), and is not a "qualified plan" within the meaning of section 401 of the Internal Revenue Code. The primary objective of the 2004 Plan is to promote stockholder value by providing appropriate incentives to key employees and certain other individuals who perform services for I/O and its affiliates. The 2004 Plan is administered by our Compensation Committee. The 2004 Plan provides for the granting of stock options, stock appreciation rights, performance share awards and other equity-based awards (including restricted stock and restricted stock units) providing similar benefits. Certain awards under the 2004 Plan may be paid in cash or common stock, as determined by the Compensation Committee. The Compensation Committee has exclusive discretion to select the participants who will receive awards and to determine the type, size and terms of each award. Eligible participants under the plan include key employees and independent consultants to I/O or its subsidiaries; however, non-employee directors are not eligible to receive awards under the 2004 Plan. The Compensation Committee will also make all other determinations that it decides are necessary or desirable in the interpretation and administration of the plan.

        For information concerning stock options granted during 2004 under the 2004 Plan to the named executive officers, I/O's executive officers as a group and all non-executive employees as a group, see "Executive Compensation—Options/SAR Grants in Last Fiscal Year."

        The following summary of the material features of the 2004 Plan is qualified by reference to the copy of the amended and restated 2004 Plan, which is attached as Appendix B to this proxy statement.

Shares Subject to the 2004 Plan

        Under the 2004 Plan, the Compensation Committee may grant awards covering at any one time up to 1,000,000 shares of common stock. If the stockholders approve the amendment to the 2004 Plan, the Compensation Committee will be able to grant awards covering at any one time up to 2,600,000 shares of common stock. The number of shares of common stock available under the 2004 Plan and outstanding awards are subject to adjustment to prevent the dilution of rights of plan participants resulting from stock dividends, stock splits, recapitalizations or similar transactions.

Awards under the 2004 Plan

        Under the 2004 Plan, the Compensation Committee may grant awards in the form of Incentive Stock Options (ISOs), as defined in section 422 of the Internal Revenue Code, "nonstatutory" stock options (NSOs), stock appreciation rights (SARs), performance shares, and other stock-based awards. ISOs and NSOs together are referred to as "Options" for purposes of this description of the 2004 Plan The terms of each award are reflected in an incentive agreement between I/O and the participant.

        Options.    Generally, Options must be exercised within 10 years of the grant date, except with respect to ISO grants to a 10% or greater stockholder which are required to be exercised within five years. The exercise price of each Option may not be less than 100% of the fair market value of a share of common stock on the date of grant, or 110% in the case of an ISO grant to a 10% or greater stockholder. To the extent the aggregate fair market value of shares of common stock for which ISOs are exercisable for the first time by any employee during any calendar year exceeds $100,000, those Options must be treated as NSOs. The exercise price of each Option is payable in cash or, in the Compensation Committee's discretion, by the delivery of shares of common stock owned by the optionee, or by any combination of these methods.

        SARs.    Upon the exercise of an SAR, the holder will receive cash, common stock, or a combination thereof, the aggregate value of which equals the amount by which the fair market value per share of the common stock on the exercise date exceeds the exercise price of the SAR, multiplied by the number of shares underlying the exercised portion of the SAR. An SAR may be granted in tandem with or independently of an NSO. SARs are subject to such conditions and are exercisable at such times as determined by the Compensation Committee, but the exercise price per share must be at least the fair market value of a share of common stock on the date of grant.

        Performance Shares.    Performance Shares are awards of common stock contingent upon the degree to which performance objectives selected by the Compensation Committee are achieved during a specified period, subject to adjustment by the Compensation Committee. The Compensation Committee establishes performance objectives that may be based upon company, business segment, participant or other performance objectives as well as the period during which such performance objectives are to be achieved. Examples of performance criteria include, but are not limited to, pre-tax or after-tax profit levels, including: earnings per share, earnings before interest and taxes, earnings before interest, taxes, depreciation and amortization, net operating profits after tax, and net income; total shareholder return; return on assets, equity, capital or investment; cash flow and cash flow return on investment; economic value added and economic profit; growth in earnings per share; levels of operating expense and maintenance expense or measures of customer satisfaction and customer service as determined from time to time, including the relative improvement therein. The Compensation Committee may make such adjustments in the computation of any performance measure, provided that any such modification does not prevent an award from qualifying for the "Performance-Based Exception" under section 162(m) of the Internal Revenue Code, which is described below. Performance shares may be awarded alone or in conjunction with other awards. Payment of performance shares may be made only in shares of common stock.

        Other Stock-Based Awards.    Other stock-based awards are denominated or payable in, valued in whole or in part by reference to, or otherwise related to, shares of common stock. Included in this category of awards are non-performance-based grants of shares of restricted stock and restricted stock units that vest over a period of time based on the participant's continuing employment with I/O or its subsidiaries. Unless the Compensation Committee determines otherwise at the date of grant, shares of restricted stock will carry full voting rights and other rights as a stockholder, including rights to receive dividends and other distributions on common stock. Unrestricted shares of common stock will be delivered when the restrictions lapse. The Compensation Committee may also grant restricted stock units under the 2004 Plan, which entitle the participant to the issuance of shares of I/O common stock when the restrictions on the units awarded lapse. Except to the extent that a stock-based award is granted in substitution for an outstanding award or is delivered upon exercise of an Option, the amount of consideration required to be received by I/O shall be either (i) no consideration other than for services actually rendered, in the case of authorized and unissued shares, or (ii) in the case of a stock-based award in the nature of a purchase right, consideration other than services rendered or to be rendered that are at least equal to 50% of the fair market value of the shares covered by such grant on the date of grant (or such percentage greater than 50% that is required by law). Subject to the terms of the 2004 Plan, the Compensation Committee may determine the terms and conditions of any stock-based awards, and those terms are to be set forth in the incentive agreement with the participant.

        Supplemental Payments.    The Compensation Committee, either at the time of grant or at the time of exercise of an NSO or SAR or the time of vesting of performance shares, may provide for a supplemental payment by I/O to the participant in an amount specified by the Compensation Committee. The supplemental payment amount shall not exceed the amount necessary to pay the federal and state income tax payable with respect to the exercise of the NSO or SAR, the vesting of the performance shares and the receipt of a supplemental payment in connection therewith, assuming the participant is taxed at either the maximum effective income tax rate applicable to such awards or at a lower tax rate, as deemed appropriate by the Compensation Committee. The Compensation Committee shall have the discretion to grant supplemental payments that are payable in common stock or cash, determined by the Compensation Committee at the time of the payment.

Termination of Employment and Change in Control

        Except as otherwise provided in the applicable incentive agreement, if a participant's employment or other service is terminated other than due to his death, disability, retirement or for cause, any non-vested portion of Options or other applicable awards will terminate and no further vesting will occur. In such event, then exercisable Options and awards will remain exercisable until the earlier of the expiration date set forth in the incentive agreement or 180 days after the date of termination of employment, except with respect to ISOs, in which case the period is three months. If termination of employment is due to disability or death, a participant's then exercisable Options remain exercisable until the earlier of the expiration date of such Options and one year following termination. Upon retirement, a participant's then exercisable Options remain exercisable for the earlier of the expiration date of such awards and one year following termination (except for ISOs, which will remain exercisable for only three months following termination). Upon termination for cause, all Options expire at the date of termination. Upon a change in control, any restrictions on other stock-based awards are deemed satisfied, all outstanding Options and SARs accelerate and become immediately exercisable and all the performance shares and any other stock-based awards become fully vested and deemed earned in full, if the incentive agreement so provides.

Performance-Based Exception

        Under section 162(m) of the Code, I/O may deduct, for federal income-tax purposes, compensation paid to its chief executive officer and four other most highly compensated executive officers only to the extent that such compensation does not exceed $1,000,000 for any such individual during any year, excluding compensation that qualifies as "performance-based compensation." The 2004 Plan includes features necessary for certain awards under the plan to qualify as "performance-based compensation." To qualify, Options granted under the 2004 Plan to covered individuals must have an exercise price per share that is not less than the fair market value of a share of the common stock on the date of grant. Performance shares may qualify for the exemption only if the Compensation Committee establishes in writing objective performance goals for such awards no later than 90 days after the commencement of the performance period and no payments are made to participants pursuant to the awards until the Compensation Committee certifies in writing that the applicable performance goals have been met.

Federal Tax Consequences

        The federal income tax discussion set forth below is intended for general information only. State and local income tax consequences are not discussed, and may vary from locality to locality.

        NSOs.    Under present regulations, an optionee who is granted an NSO will not realize taxable income at the time the Option is granted. In general, an optionee will be subject to tax for the year of exercise on an amount of ordinary income equal to the excess of the fair market value of the shares on the date of exercise over the option price, and, subject to section 162(m) of the Internal Revenue Code and the requirement of reasonableness I/O will receive a corresponding deduction. Income tax withholding requirements apply upon exercise. The optionee's basis in the shares so acquired equal the option price plus the amount of ordinary income upon which he is taxed. Upon subsequent disposition of the shares, the optionee will realize long- or short-term capital gain or loss, depending upon the length of time the shares are held after the option is exercised.

        ISOs.    An optionee is not taxed at the time an ISO is granted. The tax consequences upon exercise and later disposition depend upon whether the optionee was an employee of I/O or a subsidiary at all times from the date of grant until three months preceding exercise, or one year in the case of death or disability, and on whether the optionee holds the shares for more than one year after exercise and two years after the date of grant of the option. If the optionee satisfies both the employment rule and the holding rule, for regular tax purposes the optionee will not realize income upon exercise of the Option and I/O will not be allowed an income tax deduction at any time. The difference between the option price and the amount realized upon disposition of the shares by the optionee will constitute a long-term capital gain or a long-term capital loss, as the case may be. Neither the employment rule nor the holding rule will apply to the exercise of an Option by the estate of an optionee, provided that the optionee satisfied the employment rule as of the date of such optionee's death. If the optionee meets the employment rule but fails to observe the holding rule, a disqualifying disposition, the optionee generally recognizes as ordinary income, in the year of the disqualifying disposition, the excess of the fair market value of the shares at the date of exercise over the option price. Any excess of the sales price over the fair market value at the date of exercise will be recognized by the optionee as long-term or short-term capital gain, depending on the length of time the stock was held after the option was exercised. If, however, the sales price is less than the fair market value at the date of exercise, then the ordinary income recognized by the optionee is generally limited to the excess of the sales price over the option price. In both situations, I/O's tax deduction is limited to the amount of ordinary income recognized by the optionee. Different consequences apply for an optionee subject to the alternative minimum tax.

        SARs.    Generally, the recipient of a stand-alone SAR will not recognize taxable income at the time the stand-alone SAR is granted. If an employee receives the appreciation inherent in the SARs in cash, the cash will be taxed as ordinary income to the employee at the time it is received. If an employee receives the appreciation inherent in the SARs in stock, the spread between the then-current market value and the base price will be taxed as ordinary income to the employee at the time it is received. In general, there will be no federal income tax deduction allowed to I/O upon the grant or termination of SARs. However, upon the settlement of an SAR, I/O will be entitled to a deduction equal to the amount of ordinary income the recipient is required to recognize as a result of the settlement. The federal income tax treatment is SARs may be effected beginning in 2005 by recently enacted changes to the Internal Revenue Code.

        Performance Shares.    A participant is not taxed upon the grant of performance shares. Upon receipt of the underlying shares or cash, he will be taxed at ordinary income tax rates on the amount of cash received or the current fair market value of stock received, and I/O will be entitled to a corresponding tax deduction. The participant's basis in any shares acquired pursuant to the settlement of performance shares will be equal to the amount of ordinary income on which he was taxed and, upon subsequent disposition, any gain or loss will be capital gain or loss.

        Other Stock-Based Awards.    The current United States federal income tax consequences of the other stock-based awards authorized under the 2004 Plan are generally as follows: (i) restricted stock is generally subject to ordinary income tax at the time the restrictions lapse unless the recipient elects to accelerate recognition as of the date of grant; (ii) restricted stock unit awards are generally subject to ordinary income tax at the time of payment or issuance of unrestricted shares; and (iii) unrestricted stock awards are generally subject to ordinary income tax at the time of grant. In each of the foregoing instances, I/O will generally be entitled to a corresponding federal income tax deduction at the same time the participant recognizes ordinary income.

        Withholding.    I/O has the right to reduce the number of shares of common stock deliverable pursuant to the 2004 Plan by an amount which would have a fair market value equal to the amount of all federal, state or local taxes to be withheld, based on the tax rates then in effect or the tax rates that we reasonably believe will be in effect for the applicable tax year, or to deduct the amount of such taxes from any cash payment to be made to the participant, pursuant to the 2004 Plan or otherwise.

New Plan Benefits

        It is not possible to predict the individuals who will receive future awards under the 2004 Plan or the number of shares of common stock covered by any future award because such awards are wholly within the discretion of the Compensation Committee. On February 25, 2005, the closing price of a share of common stock of I/O on the NYSE composite tape transactions was $7.36.

Termination or Amendment of the 2004 Plan

        The Board may amend, alter or discontinue the 2004 Plan at any time. The Board or the Governance Committee may amend the terms of any award previously granted; however, no amendment or discontinuance may impair the existing rights of any participant without the participant's consent. The Board may not amend the Plan without stockholder approval if the amendment would materially increase the benefits received by participants, materially increase the maximum number of shares that may be issued under the plan or materially modify the plan's eligibility requirements, or require shareholder approval under tax or regulatory requirements. The 2004 Plan also provides that Options granted under the plan will not be (i) repriced by lowering the exercise price after grant or

(ii) replaced or regranted through cancellation. In addition, I/O will seek the approval of its stockholders for any amendment if approval is necessary to comply with the Internal Revenue Code, federal or state securities laws or any other applicable rules or regulations. Unless sooner terminated, the Plan will expire on May 3, 2014, and no awards may be granted after that date.

        The proposal to amend the 2004 Plan requires the approval of a majority of the votes cast at I/O's 2005 Annual Meeting, so long as the total votes cast on the proposal exceeds 50% of the total number of shares of common stock outstanding.

        The Board of Directors recommends that stockholders vote "FOR" the proposal to amend the Input/Output, Inc. 2004 Long-Term Incentive Plan.

ITEM 3—PROPOSAL TO AMEND THE
INPUT/OUTPUT, INC. CERTIFICATE OF INCORPORATION

General

        Our board of directors has adopted and declared advisable a proposal authorizing an amendment to the Input/Output, Inc. certificate of incorporation to increase the number of authorized shares of our common stock from 100,000,000 to 200,000,000. The number of authorized shares of our preferred stock would remain the same—5,000,000. The board of directors has proposed that the amendment, a copy of which is attached to this proxy statement as Appendix C, be submitted to a vote of our stockholders at our 2005 annual meeting of stockholders.

        If our stockholders approve the amendment as proposed by our board of directors, our certificate of incorporation will be amended and the number of authorized shares of common stock will be increased to 200,000,000 shares. Under the proposed amendment, Section 1 of Article Fourth of our restated certificate of incorporation would be amended to read as follows:

  "SECTION 1. CAPITALIZATION. The Corporation is authorized to issue two hundred five million (205,000,000) shares of capital stock. Two hundred million (200,000,000) of the authorized shares shall be common stock, one cent ($0.01) par value each ('Common Stock'), and five million (5,000,000) of the authorized shares shall be preferred stock, one cent ($0.01) par value each ('Preferred Stock').

  "Each holder of shares of capital stock of the Corporation shall at every meeting of the stockholders be entitled to one vote in person or by proxy for each share of the capital stock of the Corporation held by the stockholder, unless otherwise specifically provided pursuant to this Restated Certificate of Incorporation."

Reasons for the Proposed Amendment

        Our certificate of incorporation currently authorizes us to issue up to 100,000,000 shares of our common stock. As of the record date for the annual meeting of stockholders, [79,443,985] shares of our common stock were outstanding. Also, as of that date, [20,502,240] shares of common stock were reserved for issuance under outstanding vested grants made under our equity compensation plans and under our outstanding 5.50% Convertible Senior Notes due 2008. In addition, we will need shares available for future grants and vesting of equity awards under our current and proposed equity compensation plans.

        In February 2005, we issued 30,000 shares of newly-designated Series D-1 Cumulative Convertible Preferred Stock to Fletcher International, an affiliate of Fletcher Asset Management Inc., a private investment firm. This Series D-1 Preferred Stock is convertible into shares of our common stock, and dividends on and redemptions of the Series D-1 Preferred Stock may be payable at our option under certain circumstances in shares of our common stock. In order to have a sufficient number of shares of common stock available for issuance under the Series D-1 Preferred Stock, the terms of our purchase agreement with Fletcher International require us to submit before our stockholders at our 2005 annual meeting of stockholders a proposal to amend our certificate of incorporation to increase the authorized shares of our common stock from 100,000,000 to at least 200,000,000 shares.

        The terms of the Series D-1 Preferred Stock provide that its shares are initially convertible into up to 3,812,428 shares of common stock, subject to adjustments. However, as noted above, shares of our common stock may also be issued in lieu of cash to pay dividends on or to redeem shares of the Series D-1 Preferred Stock. The maximum number of shares of I/O common stock issuable under the Series D-1 Preferred Stock and all subsequent series of Series D Preferred Stock which may be issued will initially be 7,669,434 shares. The purchase agreement provides that under no circumstance will the total number of shares of common stock issuable under the Series D-1 Preferred Stock and all subsequent series of Series D Preferred Stock which may be issued, exceed 15,724,306 shares.

        While the proposed amendment to our certificate of incorporation to increase the number of shares of our authorized common stock has been recommended by our Board of Directors in order to comply with the requirements of the purchase agreement, the proposal is also being submitted to our stockholders to assure that an adequate supply of authorized shares is available in the future for our general corporate needs. We anticipate that we may in the future need to issue additional shares in connection with one or more of the following:

  •
  acquisitions;

  •
  strategic investments;

  •
  corporate transactions, such as stock splits or stock dividends;

  •
  financing transactions, such as public offerings of common stock or convertible securities;

  •
  incentive and employee benefit plans; and

  •
  otherwise for corporate purposes that have not yet been identified.

        To provide our company with the certainty and flexibility to undertake these types of transactions to support our business and planned future business growth, our board believes that it is advisable and in the best interests of our company and our stockholders to amend our certificate of incorporation to increase the number of authorized shares of our common stock. Except for issuances of shares of common stock pursuant to our existing and proposed equity compensation plans, our 5.50% Convertible Senior Notes and our Series D-1 Cumulative Convertible Preferred Stock as disclosed in this proxy statement, we have no present plans, arrangements or understandings to issue additional shares of common stock, although we reserve the right to do so in the future.

        If the proposal to amend our certificate of incorporation to increase our authorized shares of common stock is not approved at our 2005 annual meeting of stockholders, we will likely call another meeting of stockholders and propose the same amendment, or a modified version of the amendment, for stockholder approval at that meeting. The terms of the Series D-1 Preferred Stock provide that if we do not obtain stockholder approval of an amendment to our certificate of incorporation to increase the number of authorized shares of common stock by August 5, 2005, then (i) all redemptions and conversions of Series D-1 Preferred Stock thereafter must be satisfied only with cash and not with shares of our common stock, and (ii) the dividend rate on the Series D-1 Preferred Stock would be increased by as much as an additional 5% per annum.

        We are also required under the agreement to file a registration statement with the SEC to register for resale the shares of common stock issuable under the Series D Preferred Stock. If we are unable to register a sufficient number of shares of common stock by the times and on the conditions set forth in the purchase agreement (whether due to a lack of authorized shares available for issuance or otherwise), then under the purchase agreement, we will be required to pay Fletcher additional sums unless and until the registration requirements have been met.

        If approved by our stockholders, the additional authorized shares of common stock would be available for issuance under the Series D-1 Preferred Stock, and would be otherwise available for issuance for other purposes, at the discretion of our Board of Directors, in such amounts and upon such terms, as the board of directors may determine, without further stockholder approval (subject to applicable Delaware law and New York Stock Exchange rules). In addition, the additional shares of common stock could be issued without the delay and expense incident to the holding of a meeting of stockholders to consider any specific issuance. Stockholder approval may be required under Delaware law for the issuance of shares of common stock in connection with certain types of acquisitions. In addition, the rules of the NYSE require stockholder approval (i) in connection with the acquisition of certain stock or assets, including another business, from a director, officer or substantial stockholder, or from an entity in which one or more of such persons has a substantial direct or indirect interest, (ii) in a transaction or a series of transactions (except for a public offering of common stock for cash) that would result in an increase in the number of shares or voting power of the outstanding shares by 20% or more, (iii) where the issuance of common stock would result in a change of control of our company and (iv) in connection with certain stock option or stock purchase plans under which stock may be acquired by officers or directors.

        The ability of our Board of Directors to issue shares from the additional authorized shares of common stock will allow our directors, except under the limited circumstances described above, to perform the functions for which they are currently empowered under our certificate of incorporation and bylaws in executing transactions—such as acquisitions, investments or other transactions—for which these additional authorized shares could be issued, without further stockholder approval of the specific transaction.

        Holders of our common stock do not have preemptive rights with respect to future issuances of additional shares of common stock, which means that current stockholders do not have a prior right to purchase any new issue of our common stock to maintain their proportionate ownership interest. As a result, the issuance of a significant amount of additional authorized common stock (other than as the result of a stock split or other pro rata distribution to stockholders) would result in a significant dilution of the beneficial ownership interests and/or voting power of each stockholder who does not purchase additional shares to maintain his or her pro rata interest. As additional shares are issued, the shares owned by existing stockholders will represent a smaller percentage ownership interest in I/O. In addition, the issuance of additional shares of our common stock could result in a decrease in the trading price of our common stock, depending on the prices at which those shares are issued or subsequently traded.

        Our board of directors does not intend or view the proposed increase in the number of authorized shares of common stock as an anti-takeover measure. Nevertheless, the proposed increase in our authorized shares of common stock could enable the board to issue additional shares to render more difficult or discourage a merger, tender offer, proxy contest, removal of management or any other attempt by another person or entity to obtain control of I/O, even if the holders of our common stock consider that such an acquisition of control of I/O would be in their best interests. The issuance of additional shares of common stock in a public or private sale, merger or similar transaction would increase the number of outstanding shares and could thereby dilute the proportionate interest of a party attempting to gain control of I/O. As of the date of this proxy statement, our board of directors and management are not aware of any attempt or plan to take over or acquire I/O or I/O's common stock, and the proposal to increase the authorized shares of our common stock was not prompted by any takeover or acquisition effort or threat.

        Other than the amendment to our certificate of incorporation to increase the number of authorized shares of I/O's common stock, our board of directors does not currently contemplate recommending the adoption of any other proposals or amendments to our certificate of incorporation that could be construed to affect the ability of third parties to take over or change the control of I/O.

        The Board of Directors unanimously recommends that stockholders vote "FOR" the amendment to our certificate of incorporation to increase the number of authorized shares of our common stock.

ITEM 4—RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

        We have appointed PricewaterhouseCoopers LLP as our independent accountants for the fiscal year ending December 31, 2005. Services provided by PricewaterhouseCoopers to I/O in 2004 included the examination of our consolidated financial statements, review of our quarterly financial statements, statutory audits of our foreign subsidiaries, internal control audit services, audit of our 401(k) plan and consultations on various tax and accounting matters.

        Representatives of PricewaterhouseCoopers are expected to be present at the Annual Meeting to respond to appropriate questions and to make such statements as they desire.

        The Board of Directors recommends that stockholders vote "FOR" ratification of the appointment of PricewaterhouseCoopers LLP as our independent accountants for fiscal 2005.

        In the event stockholders do not ratify the appointment, the appointment will be reconsidered by the Audit Committee.

REPORT OF THE AUDIT COMMITTEE

        The following Report of the Audit Committee does not constitute soliciting material and shall not be deemed filed or incorporated by reference into any other filings under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent I/O specifically incorporates this Report by reference therein.

        I/O's management is responsible for I/O's internal controls, financial reporting process, compliance with laws, regulations and ethical business standards and the preparation of consolidated financial statements in accordance with accounting principles generally accepted in the United States. I/O's independent auditors are responsible for performing an independent audit of I/O's financial statements in accordance with generally accepted auditing standards and issuing a report thereon. The Charter of the Audit Committee adopted and approved by the Board of Directors specifies that the primary purpose of the Audit Committee is to assist the Board in its oversight of: (1) the integrity of the financial statements of I/O; (2) compliance by I/O with legal and regulatory requirements; (3) the independence, qualifications and performance of I/O's external independent auditors; and (4) the performance of I/O's internal auditors and internal audit function. The Audit Committee's duties are more specifically described in the Committee's Charter attached to this proxy statement as Appendix A.

        In carrying out these responsibilities, the Audit Committee, among other things:

  •
  monitors preparation of quarterly and annual financial reports by I/O's management;

  •
  supervises the relationship between I/O and its external independent auditors, including having direct responsibility for their appointment, compensation and retention; reviewing the scope of their audit services; approving audit and non-audit services; and confirming the independence of the external independent auditors; and

  •
  oversees management's implementation and maintenance of effective systems of internal and disclosure controls, including review of I/O's policies relating to legal and regulatory compliance, ethics and conflicts of interests and review of I/O's internal auditing program.

        The Audit Committee is the principal liaison between the Board of Directors and the independent auditors for I/O. The functions of the Audit Committee are not intended to duplicate or to certify the activities of management and the independent auditors and are in no way designed to supersede or alter the traditional responsibilities of I/O's management and independent auditors. The Audit Committee's role does not provide any special assurances with regard to I/O's financial statements, nor does it involve a professional evaluation of the quality of the audits performed by the independent auditors.

        The Audit Committee has met and held discussions regarding the quarterly and annual financial statements with management and the independent accountants. Management represented to us that I/O's consolidated financial statements were prepared in accordance with generally accepted accounting principles, and we reviewed and discussed the consolidated financial statements with management and the independent accountants. We discussed with the independent accountants matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees).

        We have received the written disclosures and the letter from the independent accountants required by the Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees) and have discussed with the independent accountants the independent accountants' independence from I/O and its management. We have also considered whether the independent accountants' provision of non-audit services to I/O is compatible with the auditors' independence. We have relied, without independent verification, on management's representation that the financial statements have been prepared with integrity and objectivity and in conformity with accounting principles generally accepted in the United States of America and on the representations of the independent auditors included in their report on I/O's financial statements.

        In addition, we have reviewed key initiatives and programs aimed at strengthening the effectiveness of I/O's internal and disclosure controls structure. As part of this process, we continued to monitor the scope and adequacy of I/O's internal auditing program, reviewing staffing levels and steps taken to implement recommended improvements in internal procedures and controls.

        In reliance on the reviews and discussions referred to above, we recommended to the Board of Directors that I/O's audited financial statements be included in I/O's Annual Report on Form 10-K for the year ended December 31, 2004, for filing with the Securities and Exchange Commission.

Dated March 15, 2005

                      Theodore H. Elliott, Jr., Chairman
                      Bruce S. Appelbaum
                      S. James Nelson, Jr.

PRINCIPAL AUDITOR FEES AND SERVICES

        The following table shows the fees billed to I/O or accrued by I/O for the audit and other services provided by PricewaterhouseCoopers LLP, our principal accounting firm, for fiscal 2004 and 2003:

	2004	2003
Audit Fees(a)	$473,978	$281,410
Audit-Related Fees(b)	382,915	97,160
Tax Fees(c)	361,419	230,642
All Other Fees	—	—
Total	$1,218,312	$609,212

(a)
Audit fees represent fees for professional services provided in connection with the audit of our financial statements, audit of our internal control over financial reporting pursuant to Section 404 of the Sarbanes-Oxley Act of 2002, and review of our quarterly financial statements and audit services provided in connection with other statutory or regulatory filings.

(b)
Audit-related fees are fees for assurance and related services that are reasonably related to the performance of the audit or review of our consolidated financial statements. The services in this category include audits of our employee benefits plans, accounting consultation and due diligence in connection with acquisitions or dispositions, review of registration statements and issuance of comfort letters and other attestation services not required by statute or regulation, planning efforts related to the review and evaluation of our internal control over financial reporting, and audits of certain subsidiaries.

(c)
For fiscal 2004 and 2003, tax fees principally related to services for tax compliance (principally for U.S. federal and international returns), tax examination assistance, assistance related to the tax impact of mergers, acquisitions and divestitures on tax return preparation, and other tax advice and planning.

        Our Board of Directors has adopted an Audit Committee Charter, which provides that all audit services and non-audit services must be approved by the Committee or a member of the Committee. The Audit Committee has delegated to the Chairman of the Audit Committee the authority to pre-approve audit-related and non-audit services not prohibited by law to be performed by our independent auditors and associated fees, so long as the Chairman reports any decisions to pre-approve those audit-related or non-audit services and fees to the full Audit Committee at its next regular meeting.

        All non-audit services were reviewed with the Audit Committee, which concluded that the provision of such services by PricewaterhouseCoopers LLP was compatible with the maintenance of that firm's independence in the conduct of its auditing functions.

Other Matters

        This proxy statement has been approved by the Board of Directors and is being mailed and delivered to stockholders by its authority.

DAVID L. ROLAND Vice President, General Counsel and Corporate Secretary

Stafford, Texas
April 1, 2005

        The 2004 Annual Report to Stockholders includes our financial statements for the fiscal year ended December 31, 2004. We have mailed the 2004 Annual Report with this Proxy Statement to all of our stockholders of record. The 2004 Annual Report does not form any part of the material for the solicitation of proxies.

APPENDIX A

Input/Output, Inc.
Audit Committee Charter

        The Audit Committee (the "Committee") is appointed by the Board to assist the Board in monitoring (1) the integrity of the financial statements of the Company; (2) the compliance by the Company with legal and regulatory requirements; (3) the independence, qualifications and performance of the Company's external independent auditors; and (4) the performance of the Company's internal auditors and internal audit function.

        The Committee shall consist of a minimum of three directors. The members of the Committee shall meet the independence and experience requirements of the listing standards of the New York Stock Exchange or a valid exemption thereto. All members of the Committee shall have sufficient financial experience and ability to enable them to discharge their responsibilities and at least one member shall be an "audit committee financial expert," as defined under relevant law. Committee members shall not simultaneously serve on the audit committees of more than three public companies. The members of the Committee shall be appointed by the Board.

        The Chairman of the Committee shall be designated by the Board, provided that if the Board does not so designate a Chairman, the members of the Committee, by a majority vote, may designate a Chairman. The Committee shall meet at least once every fiscal quarter or more frequently as it shall determine is necessary to carry out its duties and responsibilities. Any member of the Committee may also call a special meeting of the Committee. A majority of the members of the Committee present in person or by means of a conference telephone or other communications equipment by means of which all persons participating in the meeting can hear each other shall constitute a quorum.

        The Committee shall have the authority to retain, at the Company's expense, such independent special legal, accounting or other consultants or advisors as the Committee deems necessary to assist the Committee in carrying out its responsibilities. The Committee may request any officer or employee of the Company or the Company's outside counsel or independent auditor to attend a meeting of the Committee or to meet with any members of, or consultants to, the Committee. As necessary, the Committee should meet separately on a periodic basis with (a) management, (b) the person responsible for the Company's internal auditing function and (c) the Company's independent auditors, in each case to discuss any matters that the Committee or any of the above persons or firms believe should be discussed privately.

        To the extent allowed by applicable law, the Committee may form subcommittees for any purpose that the Committee deems appropriate and may delegate to such subcommittees such power and authority as the Committee deems appropriate; provided, however, that no subcommittee shall consist of fewer than two members; and provided further that the Committee shall not delegate to a subcommittee any power or authority required by any law, regulation or listing standard to be exercised by the Committee as a whole. The Committee shall make regular reports to the Board.

        The Committee shall:

A. Selection, Evaluation and Oversight of Auditors

        (a)   Select, in its sole discretion (subject, if applicable, to stockholder ratification), independent auditors to audit the books and accounts of the Company and its subsidiaries for each fiscal year;

        (b)   Review and, in its sole discretion, approve in advance the Company's independent auditors' annual engagement letter, including the proposed fees contained therein;

        (c)   Review in advance all audit and non-audit engagements and relationships between the Company and the Company's independent auditors (the Committee may adopt policies and procedures that provide for the automatic pre-approval of specified services to be provided by the Company's auditors; approval of audit and non-audit services may also be made by one or more members of the Committee as shall be designated by the Committee or the Chairman of the Committee);

        (d)   Review the performance of the Company's independent auditors, including the lead partner and reviewing partner of the independent auditors, and, in its sole discretion (subject, if applicable, to stockholder ratification), make decisions regarding the replacement or termination of the independent auditors when circumstances warrant;

        (e)   At least annually, review a report from the Company's independent auditors describing:

            (i)  the independent auditors' internal quality-control procedures;

           (ii)  any material issues raised by the most recent internal quality-control review, or peer review, of the independent auditors, or by any inquiry or investigation by any governmental or professional authority, within the preceding five years, respecting one or more independent audits carried out by the Company's independent auditors, and any steps taken to deal with any such issues; and

          (iii)  all relationships between the independent auditors and the Company;

        (f)    Present to the Board the Committee's conclusions with respect to the matters described in (d) and (e) above, as well as the Committee's review of the lead partner and the reviewing partner of the independent auditors, and its views on whether there should be a rotation (regular and otherwise) of the independent auditors; and

        (g)   Receive written periodic reports from the independent auditor regarding the auditor's independence, discuss such reports with the auditor, and if so determined by the Committee, take appropriate action to satisfy itself of the independence of the auditor.

B. Oversight of Annual Audit and Quarterly Reviews

        (a)   Review with management and the Company's independent auditors and, if appropriate, the person responsible for the Company's internal auditing department, the following:

            (i)  the Company's annual audited financial statements, including the Company's disclosures under "Management's Discussion and Analysis of Financial Condition and Results of Operations," and recommend to the Board whether the audited financial statements should be included in the Company's Form 10-K;

           (ii)  the Company's quarterly financial statements, including the Company's disclosures under "Management's Discussion and Analysis of Financial Condition and Results of Operations," prior to the filing of the Company's Form 10-Q, including the results of the independent auditor's review of the quarterly financial statements;

          (iii)  critical accounting policies and such other accounting policies of the Company as are deemed appropriate for review by the Committee prior to any interim or year-end filings with the SEC or other regulatory body, including financial reporting issues that could have a material impact on the Company's financial statements;

          (iv)  major issues regarding accounting principles and financial statement presentations, including (A) any significant changes in the Company's selection or application of accounting principles and (B) analyses prepared by management and/or the independent auditors setting forth significant financial reporting issues and judgments made in connection with the preparation of the financial statements, including analyses of the ramifications and effects of alternative generally accepted accounting principles methods on the Company's financial statements;

           (v)  all alternative treatments of financial information that have been discussed by the independent auditors and management, ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the auditors;

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          (vi)  other material written communications between the independent auditors and management, such as any management letter or schedule of unadjusted differences; and

         (vii)  the effect of regulatory and accounting initiatives, as well as off-balance sheet structures, on the financial statements of the Company;

        (b)   Resolve disagreements between the Company's independent auditors and management regarding financial reporting;

        (c)   Meet with the independent auditor prior to the audit to review the planning and staffing of the audit; and

        (d)   Review on a regular basis with the Company's independent auditors any problems or difficulties encountered by the independent auditors in the course of any audit work, including management's response with respect thereto, any restrictions on the scope of the independent auditor's activities or on access to requested information, and any significant disagreements with management. In connection therewith, the Committee may wish to review with the independent auditors the following:

            (i)  any accounting adjustments that were noted or proposed by the independent auditors but were rejected by management (as immaterial or otherwise);

           (ii)  any communications between the audit team and the independent auditor's national office respecting auditing or accounting issues presented by the engagement; and

          (iii)  any "management" or "internal control" letter issued, or proposed to be issued, by the independent auditors to the Company.

C. Oversight of the Financial Reporting Process and Internal Controls

        (a)   Review the Company's internal audit function;

        (b)   Review:

            (i)  the adequacy and effectiveness of the Company's accounting and internal control policies and procedures on a regular basis, including the responsibilities, budget and staffing of the Company's internal audit function; and

           (ii)  the yearly report prepared by management, and attested to by the Company's independent auditors, assessing the effectiveness of the Company's internal control over financial reporting and stating management's responsibility for establishing and maintaining adequate internal control over financial reporting prior to its inclusion in the Company's annual report;

        (c)   Periodically review the following with the chief executive officer, chief financial officer and independent auditors:

            (i)  all significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting that are reasonably likely to adversely affect the Company's ability to record, process, summarize, and report financial information, including any significant deficiencies or material weaknesses in internal controls identified by the Company's independent auditors;

           (ii)  any fraud, whether or not material, that involves management or other employees who have a significant role in the Company's internal control over financial reporting; and

          (iii)  any changes in internal control over financial reporting that occurred during the most recent fiscal quarter and that have materially affected, or are reasonably likely to materially affect, the Company's internal control over financial reporting;

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        (d)   Receive periodic reports from the Company's independent auditors and management to assess the impact on the Company of significant accounting or financial reporting developments that may have a bearing on the Company;

        (e)   Establish and maintain free and open means of communication between and among the Board, the Committee, the Company's independent auditors, the Company's internal auditing department and management, including providing such parties with appropriate opportunities to meet separately and privately with the Committee on a periodic basis; and

        (f)    Review with management and the Company's independent auditor the type and presentation of information to be included in the Company's earnings press releases, as well as financial information and earnings guidance provided by the Company to analysts and rating agencies (which review may be done generally (i.e., discussion of the types of information to be disclosed and type of presentations to be made), and the Committee need not discuss in advance each earnings release or each instance in which the Company may provide earnings guidance).

D. Miscellaneous

        (a)   Establish clear hiring policies by the Company for employees or former employees of the Company's independent auditors;

        (b)   Discuss guidelines and policies governing the process by which senior management of the Company and the relevant departments of the Company, including the internal auditing department, assess and manage the Company's exposure to risk, as well as the Company's major financial risk exposures and the steps management has taken to monitor and control such exposures;

        (c)   Meet periodically with the Company's general counsel, and outside counsel when appropriate, to review legal and regulatory matters, including (i) matters that may have a material impact on the financial statements of the Company and (ii) matters involving potential or ongoing material violations of law by the Company or its directors, officers, employees or agents or breaches of fiduciary duty to the Company;

        (d)   Prepare the report(s) required by the rules of the SEC to be included in the Company's annual proxy statement;

        (e)   Review and investigate any matters pertaining to the integrity of management, including conflicts of interest, or adherence to standards of business conduct as required in the policies of the Company, including a regular review of the compliance process in general;

        (f)    Review the Company's program to monitor compliance with the Company's code of ethics, and meet periodically with the Company's compliance officer to discuss compliance with the code of ethics;

        (g)   Obtain reports from management that the Company, including the Company's subsidiaries/foreign affiliates, are in compliance with applicable legal requirements and the Company's Code of Ethics;

        (h)   Establish and maintain procedures for (i) the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters, and (ii) the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters;

        (i)    Report regularly to the Board on its activities, as appropriate. In connection therewith, the Committee should review with the Board any issues that arise with respect to the quality or integrity of the Company's financial statements, the Company's compliance with legal or regulatory requirements,

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the performance and independence of the Company's independent auditors, or the performance of the internal audit function;

        (j)    Review and reassess the adequacy of this Charter and the adequacy of its own performance annually and recommend any proposed changes to the Board for approval; and

        (k)   Perform such additional activities, and consider such other matters, within the scope of its responsibilities, as the Committee or the Board deems necessary or appropriate.

        While the Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Committee to plan or conduct audits or to determine that the Company's financial statements are complete and accurate, are in accordance with generally accepted accounting principles or fairly present the Company's financial condition, results of operations and cash flow.. This is the responsibility of management and the independent auditor. Nor is it the duty of the Committee to conduct investigations, to resolve disagreements, if any, between management and the independent auditor or to assure compliance with laws and regulations and the Company's Code of Ethics.

        Nothing contained in this Charter is intended to create, or should be construed as creating, any liability of the members of the Committee, except to the extent otherwise provided under the applicable laws of the State of Delaware, which shall continue to set the legal standard for the conduct of the members of the Committee.

        This Charter may be amended from time to time by resolution of the Board.

Adopted by the Board of Directors on August 3, 2004.

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APPENDIX B

AMENDED AND RESTATED INPUT/OUTPUT, INC.
2004 LONG-TERM INCENTIVE PLAN

SECTION 1.

GENERAL PROVISIONS RELATING
TO PLAN GOVERNANCE, COVERAGE AND BENEFITS

        1.1    Purpose

        The purpose of the Plan is to foster and promote the long-term financial success of Input/Output, Inc. (the "Company") and its Subsidiaries and to increase stockholder value by: (a) encouraging the commitment of selected key Employees and Consultants, (b) motivating superior performance of key Employees and Consultants by means of long-term performance related incentives, (e) encouraging and providing key Employees and Consultants with a program for obtaining ownership interests in the Company which link and align their personal interests to those of the Company's stockholders, (d) attracting and retaining key Employees and Consultants by providing competitive incentive compensation opportunities, and (e) enabling key Employees and Consultants to share in the long-term growth and success of the Company.

        The Plan provides for payment of various forms of incentive compensation. It is not intended to be a plan that is subject to the Employee Retirement Income Security Act of 1974, as amended (ERISA). The Plan will be interpreted, construed and administered consistent with its status as a plan that is not subject to ERISA.

        Subject to approval by the Company's stockholders pursuant to Section 6.1, the Plan will become effective as of May 3, 2004 (the "Effective Date"). The Plan will commence on the Effective Date, and will remain in effect, subject to the right of the Board to amend or terminate the Plan at any time pursuant to Section 6.6, until all Shares subject to the Plan have been purchased or acquired according to its provisions. However, in no event may an Incentive Award that is an Incentive Stock Option be granted under the Plan after the expiration of ten (10) years from the Effective Date.

        1.2    Definitions

        The following terms shall have the meanings set forth below:

          (a)    Appreciation.    The difference between the Fair Market Value of a share of Common Stock on the date of exercise of a Tandem SAR and the option exercise price per share of the Nonstatutory Stock Option to which the Tandem SAR relates.

          (b)    Authorized Officer.    The Chairman of the Board, the CEO or any other senior officer of the Company to whom either of them delegate the authority to execute any Incentive Agreement for and on behalf of the Company. No officer or director shall be an Authorized Officer with respect to any Incentive Agreement for himself.

          (c)    Board.    The Board of Directors of the Company.

          (d)    Cause.    When used in connection with the termination of a Grantee's Employment, shall mean the termination of the Grantee's Employment or Grantee's services as a Consultant by the Company or any Subsidiary by reason of (i) the conviction of the Grantee by a court of competent jurisdiction as to which no further appeal can be taken of a crime involving moral turpitude or a felony; (ii) the proven commission by the Grantee of a material act of fraud upon the Company or any Subsidiary, or any customer or supplier thereof; (iii) the willful and proven misappropriation of any funds or property of the Company or any Subsidiary, or any customer or supplier thereof; (iv) the willful, continued and unreasonable failure by the Grantee to perform the material duties assigned to him which is not cured to the reasonable satisfaction of the Company within 30 days after written notice of such failure is provided to Grantee by the Board or by a designated officer of the Company or a Subsidiary; (v) the knowing engagement by the Grantee in any direct and material conflict of interest with the Company or any Subsidiary without compliance with the Company's or Subsidiary's conflict of interest policy, if any, then in effect; or (vi) the knowing engagement by the Grantee, without the written approval of the Board, in any material activity which competes with the business of the Company or any Subsidiary or which would result in a material injury to the business, reputation or goodwill of the Company or any Subsidiary; or (vii) the material breach by a Consultant of such Grantee's contract with the Company.

          (e)    CEO.    The Chief Executive Officer of the Company.

          (f)    Change in Control.    Any of the events described in and subject to Section 5.7.

          (g)    Code.    The Internal Revenue Code of 1986, as amended, and the regulations and other authority promulgated thereunder by the appropriate governmental authority. References herein to any provision of the Code shall refer to any successor provision thereto.

          (h)    Committee.    A committee appointed by the Board consisting of at least two directors, who fulfill the "outside directors" requirements of Section 162(m) of the Code, to administer the Plan. The Committee may be the Compensation Committee of the Board, or any subcommittee of the Compensation Committee. The Board shall have the power to fill vacancies on the Committee arising by resignation, death, removal or otherwise. The Board, in its sole discretion, may bifurcate the powers and duties of the Committee among one or more separate committees, or retain all powers and duties of the Committee in a single Committee. The members of the Committee shall serve at the discretion of the Board.

          (i)    Common Stock.    The common stock of the Company, $.01 per value per share, and any class of common stock into which such common shares may hereafter be converted, reclassified, re-capitalized, or exchanged.

          (j)    Company.    Input/Output, Inc., a corporation organized under the laws of the State of Delaware, and any successor in interest thereto.

          (k)    Consultant.    An independent agent, consultant, attorney, an individual who has agreed to become an Employee within the next six months, or any other individual who is not a Director or employee of the Company (or any Parent or Subsidiary) and who, in the opinion of the Committee, is in a position to contribute to the growth or financial success of the Company (or any Parent or Subsidiary), (ii), is a natural person and (iii) provides bona fide services to the Company (or any Parent or Subsidiary), which services are not in connection with the offer or sale of securities in a capital raising transaction, and do not directly or indirectly promote or maintain a market for the Company's securities.

          (l)    Covered Employee.    A named executive officer who is one of the group of covered employees, as defined in Section 162(m) of the Code and Treasury Regulation § 1.162-27(c) (or its successor), during any such period that the Company is a Publicly Held Corporation.

          (m)    Deferred Stock.    Shares of Common Stock to be issued or transferred to a Grantee under an Other Stock-Based Award granted pursuant to Section 4. at the end of a specified deferral period, as set forth in the Incentive Agreement pertaining thereto.

          (n)    Disability.    As determined by the Committee in its discretion exercised in good faith, a physical or mental condition of the Employee that would entitle him to disability income payments under the Company's long term disability insurance policy or plan for employees, as then effective, if any; or in the event that the Grantee is not covered, for whatever reason, under the Company's long-term disability insurance policy or plan, "Disability" means a permanent and total disability as defined in Section 22(e)(3) of the Code. A determination of Disability may be made by a physician selected or approved by the Committee and, in this respect, the Grantee shall submit to any reasonable examination by such physician upon request.

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          (o)    Employee.    Any employee of the Company (or any Parent or Subsidiary) within the meaning of Section 3401(c) of the Code who, in the opinion of the Committee, is in a position to contribute to the growth, development or financial success of the Company (or any Parent or Subsidiary), including, without limitation, officers who are members of the Board.

          (p)    Employment.    Employment by the Company (or any Parent or Subsidiary), or by any corporation issuing or assuming an Incentive Award in any transaction described in Section 424(a) of the Code, or by a parent corporation or a subsidiary corporation of such corporation issuing or assuming such Incentive Award, as the parent-subsidiary relationship shall be determined at the time of the corporate action described in Section 424(a) of the Code. In this regard, neither the transfer of a Grantee from Employment by the Company to Employment by any Parent or Subsidiary, nor the transfer of a Grantee from Employment by any Parent or Subsidiary to Employment by the Company, shall be deemed to be a termination of Employment of the Grantee. Moreover, the Employment of a Grantee shall not be deemed to have been terminated because of an approved leave of absence from active Employment on account of temporary illness, authorized vacation or granted for reasons of professional advancement, education, health, government service or military leave, or during any period required to be treated as a leave of absence by virtue of any applicable statute, Company personnel policy or agreement. Whether an authorized leave of absence shall constitute termination of Employment hereunder shall be determined by the Committee in its discretion. Unless otherwise provided in the Incentive Agreement, the term "Employment" for purposes of the Plan is also defined to include compensatory or advisory services performed by a Consultant for the Company (or any Parent or Subsidiary).

          (q)    Exchange Act.    The Securities Exchange Act of 1934, as amended.

          (r)    Fair Market Value.    While the Company is a Publicly Held Corporation, the Fair Market Value of one share of Common Stock on the date in question is deemed to be the closing sales price on the immediately preceding business day of a share of Common Stock as reported on the New York Stock Exchange or other principal securities exchange on which Shares are then listed or admitted to trading, or as quoted on any national interdealer quotation system, if such shares are not so listed.

          (s)    Grantee.    Any Employee or Consultant who is granted an Incentive Award under the Plan.

          (t)    Immediate Family.    With respect to a Grantee, the Grantee's child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, including adoptive relationships.

          (u)    Incentive Award.    A grant of an award under the Plan to a Grantee, including any Nonstatutory Stock Option, Incentive Stock Option, Stock Appreciation Right, Performance Share, or Other Stock-Based Award, as well as any Supplemental Payment.

          (v)    Incentive Agreement.    The written agreement entered into between the Company and the Grantee setting forth the terms and conditions pursuant to which an Incentive Award is granted under the Plan, as such agreement is further defined in Section 5. 1 (a).

          (w)    Incentive Stock Option or ISO.    A Stock Option granted by the Committee to an Employee under Section 2 which is designated by the Committee as an Incentive Stock Option and intended to qualify as an Incentive Stock Option under Section 422 of the Code.

          (x)    Independent SAR.    A Stock Appreciation Right described in Section 2.5.

          (y)    Insider.    While the Company is a Publicly Held Corporation, an individual who is, on the relevant date, an officer, director or ten percent (10%) beneficial owner of any class of the

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  Company's equity securities that is registered pursuant to Section 12 of the Exchange Act, all as defined under Section 16 of the Exchange Act.

          (z)    Nonstatutory Stock Option.    A Stock Option granted by the Committee to a Grantee under Section 2 that is not designated by the Committee as an Incentive Stock Option or to which Section 421 of the Code does not apply.

          (aa)    Option Price.    The exercise price at which a Share may be purchased by the Grantee of a Stock Option.

          (bb)    Other Stock-Based Award.    An award granted by the Committee to a Grantee under Section 2 that is valued in whole or in part by reference to, or is otherwise based upon, Common Stock.

          (cc)    Parent.    Any corporation (whether now or hereafter existing) which constitutes a "Parent" of the Company, as defined in Section 424(e) of the Code.

          (dd)    Performance-Based Exception.    The performance-based exception from the tax deductibility limitations of Section 162(m) of the Code, as prescribed in Code § 162(m) and Treasury Regulation §1.162-27(e) (or its successor), which is applicable during such period that the Company is a Publicly Held Corporation.

          (ee)    Performance Period.    A period of time determined by the Committee over which performance is measured for the purpose of determining a Grantee's right to and the payment value of any Performance Share or Other Stock-Based Award.

          (ff)    Performance Share.    An Incentive Award representing a contingent right to receive shares of Common Stock at the end of a Performance Period.

          (gg)    Plan.    Input/Output, Inc. 2004 Long-Term Incentive Plan, as set forth herein and as it may be amended from time to time.

          (hh)    Publicly Held Corporation.    A corporation issuing any class of common equity securities required to be registered under Section 12 of the Exchange Act.

          (ii)    Retirement.    The voluntary termination of Employment from the Company or any Parent or Subsidiary constituting retirement for age on any date after the Employee attains the normal retirement age of 65 years, or such other age as may be designated by the Committee in the Employee's Incentive Agreement.

          (jj)    Share.    A share of Common Stock of the Company.

          (kk)    Share Pool.    The number of shares authorized for issuance under Section 1.4 as adjusted for awards and payouts under Section 1.5 and as adjusted for changes in corporate capitalization under Section 5.5.

          (ll)    Spread.    The difference between the exercise price per Share specified in any SAR grant and the Fair Market Value of a Share on the date of exercise of the SAR.

          (mm)    Stock Appreciation Right or SAR.    A Tandem SAR described in Section 2.4 or an Independent SAR described in Section 2.5.

          (nn)    Stock Option or Option.    Pursuant to Section 2, (i) an Incentive Stock Option granted to an Employee, or (ii) a Nonstatutory Stock Option granted to an Employee or Consultant, whereunder such option the Grantee has the right to purchase Shares of Common Stock. In accordance with Section 422 of the Code, only an Employee of the Company, Parent or Subsidiary may be granted an Incentive Stock Option.

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          (oo)    Subsidiary.    Any corporation (whether now or hereafter existing) which constitutes a "subsidiary" of the Company, as defined in Section 424(f) of the Code.

          (pp)    Supplemental Payment.    Any amount, as described in Sections 2.7, and/or 3.2, that is dedicated to payment of income taxes which are payable by the Grantee resulting from an Incentive Award.

          (qq)    Tandem SAR.    A Stock Appreciation Right that is granted in connection with a related Stock Option pursuant to Section 2.4, the exercise of which shall require forfeiture of the right to purchase a Share under the related Stock Option (and when a Share is purchased under the Stock Option, the Tandem SAR with respect thereto, shall similarly be canceled).

        1.3    Plan Administration

          (a)    Authority of the Committee.    Except as may be limited by law and subject to the provisions herein, the Committee shall have full power to (i) select Grantees who shall participate in the Plan; (ii) determine the sizes, duration and types of Incentive Awards; (iii) determine the terms and conditions of Incentive Awards and Incentive Agreements; (iv) determine whether any Shares subject to Incentive Awards will be subject to any restrictions on transfer; (v) construe and interpret the Plan and any Incentive Agreement or other agreement entered into under the Plan; and (vi) establish, amend, or waive rules for the Plan's administration. Further, the Committee shall make all other determinations which may be necessary or advisable for the administration of the Plan. Notwithstanding the preceding, without the prior approval of the Company's shareholders, any Stock Option previously granted under the Plan shall not be repriced, replaced, or regranted through cancellation, or by lowering the exercise price of a previously granted option, except as provided in Section 5.5.

          (b)    Meetings.    The Committee shall designate a chairman from among its members who shall preside at all of its meetings, and shall designate a secretary, without regard to whether that person is a member of the Committee, who shall keep the minutes of the proceedings and all records, documents, and data pertaining to its administration of the Plan. Meetings shall be held at such times and places as shall be determined by the Committee and the Committee may hold telephonic meetings.

          (c)    Decisions Binding.    All determinations and decisions made by the Committee shall be made in its discretion pursuant to the provisions of the Plan, and shall be final, conclusive and binding on all persons including the Company, Employees, Grantees, and their estates and beneficiaries. The Committee's decisions and determinations with respect to any Incentive Award need not be uniform and may be made selectively among Incentive Awards and Grantees, whether or not such Incentive Awards are similar or such Grantees are similarly situated.

          (d)    Modification of Outstanding Incentive Awards.    Subject to the stockholder approval requirements of Section 6.6 if applicable, the Committee may, in its discretion, provide for the extension of the exercisability of an Incentive Award, accelerate the vesting or exercisability of an Incentive Award, eliminate or make less restrictive any restrictions contained in an Incentive Award, waive any restriction or other provisions of an Incentive Award, or otherwise amend or modify an Incentive Award in any manner that is either (i) not adverse to the Grantee to whom such Incentive Award was granted or (ii) consented to by such Grantee; provided, however, no Stock Option issued under the Plan will be repriced, replaced or regranted through cancellation, or by lowering the Option Price of a previously granted Stock Option. With respect to an Incentive Award that is an incentive stock option (as described in Section 422 of the Code), no adjustment to such option shall be made to the extent constituting a "modification" within the meaning of Section 424(h)(3) of the Code unless otherwise agreed to by the optionee in writing.

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          (e)    Delegation of Authority.    The Committee may delegate to designated officers or other employees of the Company any of its duties and authority under the Plan pursuant to such conditions or limitations as the Committee may establish from time to time; provided, however, the Committee may not delegate to any person the authority to (i) grant Incentive Awards, or (ii) take any action which would contravene the requirements of Rule 16b-3 under the Exchange Act or the Performance-Based Exception under Section 162(m) of the Code.

          (f)    Expenses of Committee.    The Committee may employ legal counsel, including, without limitation, independent legal counsel and counsel regularly employed by the Company, and other agents, as the Committee may deem appropriate for the administration of the Plan. The Committee may rely upon any opinion or computation received from any such counsel or agent. All expenses incurred by the Committee in interpreting and administering the Plan, including, without limitation, meeting expenses and professional fees, shall be paid by the Company.

          (g)    Indemnification.    Each person who is or was a member of the Committee, or of the Board, shall be indemnified by the Company against and from any damage, loss, liability, cost and expense that may be imposed upon or reasonably incurred by him in connection with or resulting from any claim, action, suit, or proceeding to which he may be a party or in which he may be involved by reason of any action taken or failure to act under the Plan, except for any such act or omission constituting willful misconduct or gross negligence. Such person shall be indemnified by the Company for all amounts paid by him in settlement thereof, with the Company's approval, or paid by him in satisfaction of any judgment in any such action, suit, or proceeding against him, provided he shall give the Company an opportunity, at its own expense, to handle and defend the same before he undertakes to handle and defend it on his own behalf. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the Company's Articles or Certificate of Incorporation or Bylaws, by contract, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.

          (h)    Awards in Foreign Countries.    The Board shall have the authority to adopt modifications, procedures, sub-plans, and other similar plan documents as may be necessary or desirable to comply with provisions of the laws of foreign countries in which the Company or its subsidiaries may operate to assure the viability of the benefits of Incentive Awards made to individuals employed in such countries and to meet the objectives of the Plan.

        1.4    Shares of Common Stock Available for Incentive Awards

        Subject to adjustment under Section 5.5, there shall be available for Incentive Awards that are granted wholly or partly in Common Stock (including rights or Options that may be exercised or settled in Common Stock) 2,600,000 Shares of Common Stock.

        The number of Shares of Common Stock that are the subject of Incentive Awards under this Plan, that are forfeited or terminated, expire unexercised, are settled in cash in lieu of Common Stock or in a manner such that all or some of the Shares covered by an Incentive Award are not issued to a Grantee or are exchanged for Incentive Awards that do not involve Common Stock, shall again immediately become available for Incentive Awards hereunder; provided, however, the aggregate number of Shares which may be issued upon exercise of ISOs shall in no event exceed 2,600,000 Shares (subject to adjustment pursuant to Section 5.5). The Committee may from time to time adopt and observe such procedures concerning the counting of Shares against the Plan maximum as it may deem appropriate.

        While the Company is a Publicly Held Corporation, then unless and until the Committee determines that a particular Incentive Award granted to a Covered Employee is not intended to comply with the Performance-Based Exception which shall be done in accordance with the time periods in

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Code Section 162(m) and the regulations thereunder, the following rules shall apply to grants of Incentive Awards to Covered Employees:

          (a)   Subject to adjustment as provided in Section 5.5, the maximum aggregate number of Shares of Common Stock (including Stock Options, SARS, Performance Shares paid out in Shares, or Other Stock-Based Awards paid out in Shares) that may be granted or that may vest, as applicable, in any consecutive four year period pursuant to any Incentive Awards held by any individual Covered Employee shall be 2,600,000 Shares.

          (b)   The maximum aggregate cash payout (including SARS and Performance Shares paid out in cash, or Other Stock-Based Awards paid out in cash) with respect to Incentive Awards granted in any calendar year which may be made to any Covered Employee shall be Two Million dollars ($2,000,000).

          (c)   With respect to any Stock Option or Stock Appreciation Right granted to a Covered Employee that is canceled, the number of Shares subject to such Stock Option or Stock Appreciation Right shall continue to count against the maximum number of Shares that may be the subject of Stock Options or Stock Appreciation Rights granted to such Covered Employee hereunder and, in this regard, such maximum number shall be determined in accordance with Section 162(m) of the Code.

        1.5    Share Pool Adjustments for Awards and Payouts.

        The following Incentive Awards and payouts shall reduce, on a one Share for one Share basis, the number of Shares authorized for issuance under the Share Pool:

          (a)   Stock Option;

          (b)   SAR (except a Tandem SAR);

          (c)   A payout of a Performance Share in Shares;

          (d)   A payout of an Other Stock-Based Award in Shares.

        The following transactions shall restore, on a one Share for one Share basis, the number of Shares authorized for issuance under the Share Pool:

          (a)   A payout of an SAR or Other Stock-Based Award in the form of cash;

          (b)   A cancellation, termination, expiration, forfeiture, or lapse for any reason (with the exception of the termination of a Tandem SAR upon exercise of the related Stock Option, or the termination of a related Stock Option upon exercise of the corresponding Tandem SAR) of any Shares subject to an Incentive Award; and

          (c)   Payment of an Option Price with previously acquired Shares or by withholding Shares which otherwise would be acquired on exercise (i.e., the Share Pool shall be increased by the number of Shares turned in or withheld as payment of the Option Price plus any Shares withheld to pay withholding taxes).

        1.6    Common Stock Available.

        The Common Stock available for issuance or transfer under the Plan shall be made available from Shares now or hereafter (a) held in the treasury of the Company, (b) authorized but unissued shares, or (c) shares to be purchased or acquired by the Company. No fractional shares shall be issued under the Plan; payment for fractional shares shall be made in cash.

        1.7    Participation

          (a)    Eligibility.    The Committee shall from time to time designate those Employees or Consultants, if any, to be granted Incentive Awards under the Plan, the type of Incentive Awards

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  granted, the number of Shares, Stock Options, rights, as the case may be, which shall be granted to each such person, and any other terms or conditions relating to the Incentive Awards as it may deem appropriate to the extent consistent with the provisions of the Plan. A Grantee, who has been granted an Incentive Award may, if otherwise eligible, be granted additional Incentive Awards at any time.

          (b)    Incentive Stock Option Eligibility.    No Consultant shall be eligible for the grant of any Incentive Stock Option. In addition, no Employee shall be eligible for the grant of any Incentive Stock Option who owns or would own immediately before the grant of such Incentive Stock Option, directly or indirectly, stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company, or any Parent or Subsidiary. This restriction does not apply if, at the time such Incentive Stock Option is granted, the Incentive Stock Option exercise price is at least one hundred and ten percent (110%) of the Fair Market Value on the date of grant and the Incentive Stock Option by its terms is not exercisable after the expiration of five (5) years from the date of grant. For the purpose of the immediately preceding sentence, the attribution rules of Section 424(d) of the Code shall apply for the purpose of determining an Employee's percentage ownership in the Company or any Parent or Subsidiary. This paragraph shall be construed consistent with the requirements of Section 422 of the Code.

        1.8    Types of Incentive Awards

        The types of Incentive Awards under the Plan are Stock Options, Stock Appreciation Rights and Supplemental Payments as described in Section 2, Performance Shares and Supplemental Payments as described in Section 3, Other Stock-Based Awards and Supplemental Payments as described in Section 5, and any combination of the foregoing.

SECTION 2.

STOCK OPTIONS AND STOCK APPRECIATION RIGHTS

        2.1    Grant of Stock Options

        The Committee is authorized to grant (a) Nonstatutory Stock Options to Employees or Consultants and (b) Incentive Stock Options to Employees only, in accordance with the terms and conditions of the Plan, and with such additional terms and conditions, not inconsistent with the Plan, as the Committee shall determine in its discretion. Successive grants may be made to the same Grantee whether or not any Stock Option previously granted to such person remains unexercised.

        2.2    Stock Option Terms

          (a)    Written Agreement.    Each grant of a Stock Option shall be evidenced by a written Incentive Agreement. Among its other provisions, each Incentive Agreement shall set forth, subject to Section 422 of the Code, the extent to which the Grantee shall have the right to exercise the Stock Option following termination of the Grantee's Employment. Such provisions shall be determined in the discretion of the Committee, shall be included in the Grantee's Incentive Agreement, and need not be uniform among all Stock Options issued pursuant to the Plan.

          (b)    Number of Shares.    Each Stock Option shall specify the number of Shares of Common Stock to which it pertains.

          (c)    Exercise Price.    The exercise price per Share of Common Stock under each Stock Option shall be determined by the Committee; provided, however, that in the case of a Stock Option, such exercise price shall not be less than 100% of the Fair Market Value per Share on the date the Stock Option is granted (110% in the case of an Incentive Stock Option for 10% or greater shareholders pursuant to Section 1.7(b)). Each Stock Option shall specify the method of exercise which shall be consistent with the requirements of Section 2.3(a).

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          (d)    Term.    In the Incentive Agreement, the Committee shall fix the term of each Stock Option which shall be not more than ten (10) years from the date of grant (five years for ISO grants to 10% or greater shareholders pursuant to Section 1.7(b)). In the event no term is fixed, such term shall be ten (10) years from the date of grant.

          (e)    Exercise.    The Committee shall determine the time or times at which a Stock Option may be exercised in whole or in part. Each Stock Option may specify the required period of continuous Employment and/or the performance objectives to be achieved before the Stock Option or portion thereof will become exercisable. Each Stock Option, the exercise of which, or the timing of the exercise of which, is dependent, in whole or in part, on the achievement of designated performance objectives, may specify a minimum level of achievement in respect of the specified performance objectives below which no Stock Options will be exercisable and a method for determining the number of Stock Options that will be exercisable if performance is at or above such minimum but short of full achievement of the performance objectives. All such terms and conditions shall be set forth in the Incentive Agreement.

          (f)    $100,000 Annual Limit on Incentive Stock Options.    Notwithstanding any contrary provision in the Plan, to the extent that the aggregate Fair Market Value (determined as of the time the Incentive Stock Option is granted) of the Shares of Common Stock with respect to which Incentive Stock Options are exercisable for the first time by any Grantee during any single calendar year (under the Plan and any other stock option plans of the Company and its Subsidiaries or Parent) exceeds the sum of $100,000, such Incentive Stock Option shall be treated as a Nonstatutory Stock Option to the extent in excess of the $100,000 limit, and not an Incentive Stock Option, but all other terms and provisions of such Stock Option shall remain unchanged. This paragraph shall be applied by taking Incentive Stock Options into account in the order in which they were granted and shall be construed in accordance with Section 422(d) of the Code. In the absence of such regulations or other authority, or if such regulations or other authority require or permit a designation of the Options which shall cease to constitute Incentive Stock Options, then such Incentive Stock Options, only to the extent of such excess, shall automatically be deemed to be Nonstatutory Stock Options but all other terms and conditions of such Incentive Stock Options, and the corresponding Incentive Agreement, shall remain unchanged.

        2.3    Stock Option Exercises

          (a)    Method of Exercise and Payment.    Stock Options shall be exercised by the delivery of a signed written notice of exercise to the Company as of a date set by the Company in advance of the effective date of the proposed exercise. The notice shall set forth the number of Shares with respect to which the Option is to be exercised.

          The Option Price upon exercise of any Stock Option shall be payable to the Company in full either: (i) in cash or its equivalent, or (ii) by tendering previously acquired Shares having an aggregate Fair Market Value at the time of exercise equal to the Option Price, or (iii) by withholding Shares which otherwise would be acquired on exercise having an aggregate Fair Market Value at the time of exercise equal to the total Option Price, or (iv) by any combination of (i), (ii), and (iii) above. Any payment in Shares shall be effected by surrender of such Shares to the Company in good form for transfer and shall be valued at their Fair Market Value on the date when the Stock Option is exercised. The Company shall not withhold shares, and the Grantee shall not surrender, or attest to the ownership of, Shares in payment of the Option Price if such action would cause the Company to recognize compensation expense (or additional compensation expense) with respect to the Stock Option for financial reporting purposes.

          While the Company is a Publicly Held Corporation, the Committee may also allow the Option Price to be paid with such other consideration as shall constitute lawful consideration for the issuance of Shares (including, without limitation, effecting a "cashless exercise" with a broker or

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  dealer), subject to applicable securities law restrictions and tax withholdings, or by any other means which the Committee determines to be consistent with the Plan's purpose and applicable law.

          As soon as practicable after receipt of a written notification of exercise and full payment, the Company shall deliver, or cause to be delivered, to or on behalf of the Grantee, in the name of the Grantee or other appropriate recipient, Share certificates for the number of Shares purchased under the Stock Option. Such delivery shall be effected for all purposes when the Company or a stock transfer agent of the Company shall have deposited such certificates in the United States mail, addressed to Grantee or other appropriate recipient.

          Subject to Section 5.2 during the lifetime of a Grantee, each Option granted to him shall be exercisable only by the Grantee (or his legal guardian or personal representative in the event of his Disability) or by a broker or dealer acting on his behalf pursuant to a cashless exercise under the foregoing provisions of this Section 2.3(a) .

          (b)    Restrictions on Share Transferability.    The Committee may impose such restrictions on any Shares acquired pursuant to the exercise of a Stock Option as it may deem advisable, including, without limitation, restrictions under (i) any stockholders' agreement, buy/sell agreement, right of first refusal, non-competition, and any other agreement between the Company and any of its securities holders or employees, (ii) any applicable federal securities laws, (iii) the requirements of any stock exchange or market upon which such Shares are then listed and/or quoted, or (iv) any blue sky or state securities law applicable to such Shares. Any certificate issued to evidence Shares issued upon the exercise of an Incentive Award may bear such legends and statements as the Committee shall deem advisable to assure compliance with federal and state laws and regulations.

          Any Grantee or other person exercising an Incentive Award may be required by the Committee to give a written representation that the Incentive Award and the Shares subject to the Incentive Award will be acquired for investment and not with a view to public distribution; provided, however, that the Committee, in its sole discretion, may release any person receiving an Incentive Award from any such representations either prior to or subsequent to the exercise of the Incentive Award.

          (c)    Notification of Disqualifying Disposition of Shares from Incentive Stock Options.    Notwithstanding any other provision of the Plan, a Grantee who disposes of Shares of Common Stock acquired upon the exercise of an Incentive Stock Option by a sale or exchange either (i) within two (2) years after the date of the grant of the Incentive Stock Option under which the Shares were acquired or (ii) within one (1) year after the transfer of such Shares to him pursuant to exercise, shall promptly notify the Company of such disposition, the amount realized and his adjusted basis in such Shares.

          (d)    Proceeds of Option Exercise.    The proceeds received by the Company from the sale of Shares pursuant to Stock Options exercised under the Plan shall be used for general corporate purposes.

          (e)    Information Required in Connection with Exercise of Incentive Stock Option.    The Company shall provide the Grantee with a written statement required by Code Section 6039 no later than January 31 of the year following the calendar year during which the Grantee exercises an Option that is intended to be an Incentive Stock Option.

        2.4    Stock Appreciation Rights in Tandem with Nonstatutory Stock Options

          (a)    Grant.    The Committee may, at the time of grant of a Nonstatutory Stock Option, or at any time thereafter during the term of the Nonstatutory Stock Option, grant Stock Appreciation Rights with respect to all or any portion of the Shares of Common Stock covered by such Nonstatutory Stock Option. A Stock Appreciation Right in tandem with a Nonstatutory Stock Option is referred to herein as a "Tandem SAR."

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          (b)    General Provisions.    The terms and conditions of each Tandem SAR shall be evidenced by an Incentive Agreement. The Option Price per Share of a Tandem SAR shall be fixed in the Incentive Agreement and shall not be less than one hundred percent (100%) of the Fair Market Value of a Share on the grant date of the Nonstatutory Stock Option to which it relates.

          (c)    Exercise.    A Tandem SAR may be exercised at any time the Nonstatutory Stock Option to which it relates is then exercisable, but only to the extent such Nonstatutory Stock Option is exercisable, and shall otherwise be subject to the conditions applicable to such Nonstatutory Stock Option. When a Tandem SAR is exercised, the Nonstatutory Stock Option to which it relates shall terminate to the extent of the number of Shares with respect to which the Tandem SAR is exercised. Similarly, when a Nonstatutory Stock Option is exercised, the Tandem SARs relating to the Shares covered by such Nonstatutory Stock Option exercise shall terminate.

          (d)    Settlement.    Upon exercise of a Tandem SAR, the holder shall receive, for each Share specified in the Tandem SAR grant, an amount equal to the Spread. The Spread shall be payable in cash, Common Stock, or a combination of both, as specified in the Incentive Agreement. The Appreciation shall be paid within 30 calendar days of the exercise of the Tandem SAR. If the Appreciation is to be paid in Common Stock or cash only, the resulting shares or cash shall be determined dividing (1) by (2), where (1) is the number of Shares as to which the Tandem SAR is exercised multiplied by the Appreciation in such shares and (2) is the Fair Market Value of a Share on the exercise date. If a portion of the Appreciation is to be paid in Shares, the Share amount shall be determined by calculating the amount of cash payable pursuant to the preceding sentence then by dividing (1) as defined herein, minus the amount of cash payable, by (2) as defined herein.

        2.5    Stock Appreciation Rights Independent of Nonstatutory Stock Options

          (a)    Grant.    The Committee may grant Stock Appreciation Rights independent of Nonstatutory Stock Options ("Independent SARs").

          (b)    General Provisions.    The terms and conditions of each Independent SAR shall be evidenced by an Incentive Agreement. The exercise price per share of Common Stock shall be not less than one hundred percent (100%) of the Fair Market Value of a Share of Common Stock on the date of grant of the Independent SAR. The term of an Independent SAR shall be determined by the Committee.

          (c)    Exercise.    Independent SARs shall be exercisable at such time and subject to such terms and conditions as the Committee shall specify in the Incentive Agreement for the Independent SAR grant.

          (d)    Settlement.    Upon exercise of an Independent SAR, the holder shall receive, for each Share specified in the Independent SAR grant, an amount equal to the Spread. The Spread shall be payable in cash, Common Stock, or a combination of both, as specified in the Incentive Agreement. The Spread shall be paid within 30 calendar days of the exercise of the Independent SAR. If the Appreciation is to be paid in Common Stock or cash only, the resulting shares or cash shall be determined by dividing (1) by (2), where (1) is the number of Shares as to which the Independent SAR is exercised multiplied by the Spread in such Shares and (2) is the Fair Market Value of a Share on the exercise date. If a portion of the Appreciation is to be paid in Shares, the Share amount shall be determined by calculating the amount of cash payable pursuant to the preceding sentence then by dividing (1) as defined herein, minus the amount of cash payable, by (2) as defined herein.

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        2.6    Supplemental Payment on Exercise of Nonstatutory Stock Options or Stock Appreciation Rights

        The Committee, either at the time of grant or as of the time of exercise of any Nonstatutory Stock Option or Stock Appreciation Right, may provide in the Incentive Agreement for a Supplemental Payment by the Company to the Grantee with respect to the exercise of any Nonstatutory Stock Option or Stock Appreciation Right. The Supplemental Payment shall be in the amount specified by the Committee, which amount shall not exceed the amount necessary to pay the federal and state income tax payable with respect to both the exercise of the Nonstatutory Stock Option and/or Stock Appreciation Right and the receipt of the Supplemental Payment, assuming the holder is taxed at either the maximum effective income tax rate applicable thereto or at a lower tax rate as deemed appropriate by the Committee. The Committee shall have the discretion to grant Supplemental Payments that are payable solely in cash or Supplemental Payments that are payable in cash, Common Stock, or a combination of both, as determined by the Committee at the time of payment.

SECTION 3.

PERFORMANCE SHARES

        3.1    Performance Based Awards

          (a)    Grant.    The Committee is authorized to grant Performance Shares to selected Grantees who are Employees or Consultants. Each grant of Performance Shares shall be evidenced by an Incentive Agreement in such amounts and upon such terms as shall be determined by the Committee. The Committee may make grants of Performance Shares in such a manner that more than one Performance Period is in progress concurrently. For each Performance Period, the Committee shall establish the number of Performance Shares and their contingent values which may vary depending on the degree to which performance criteria established by the Committee are met.

          (b)    Performance Criteria.    The Committee may establish performance goals applicable to Performance Shares based upon criteria in one or more of the following categories: (i) performance of the Company as a whole, (ii) performance of a segment of the Company's business, and (iii) individual performance. Performance criteria for the Company shall relate to the achievement of predetermined financial objectives for the Company and its Subsidiaries on a consolidated basis. Performance criteria for a segment of the Company's business shall relate to the achievement of financial and operating objectives of the segment for which the participant is accountable. Examples of performance criteria shall include (but are not limited to) pre-tax or after-tax profit levels, including: earnings per share, earnings before interest and taxes, earnings before interest, taxes, depreciation and amortization, net operating profits after tax, and net income; total shareholder return; return on assets, equity, capital or investment; cash flow and cash flow return on investment; economic value added and economic profit; growth in earnings per share; levels of operating expense and maintenance expense or measures of customer satisfaction and customer service as determined from time to time including the relative improvement therein. Individual performance criteria shall relate to a participant's overall performance, taking into account, among other measures of performance, the attainment of individual goals and objectives. The performance goals may differ among participants.

          (c)    Modification.    If the Committee determines, in its discretion exercised in good faith, that the established performance measures or objectives are no longer suitable to the Company's objectives because of a change in the Company's business, operations, corporate structure, capital structure, or other conditions the Committee deems to be appropriate, the Committee may modify the performance measures and objectives to the extent it considers to be necessary. The Committee shall not permit any such modification that would cause the Performance Shares to fail to qualify for the Performance-Based Exception, if applicable.

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          (d)    Payment.    The basis for payment of Performance Shares for a given Performance Period shall be the achievement of those performance objectives determined by the Committee at the beginning of the Performance Period as specified in the Grantee's Incentive Agreement. If minimum performance is not achieved for a Performance Period, no payment shall be made and all contingent rights shall cease. If minimum performance is achieved or exceeded, the number of Performance Shares may be based on the degree to which actual performance exceeded the pre-established minimum performance standards. The amount of payment shall be determined by multiplying the number of Performance Shares granted at the beginning of the Performance Period times the final Performance Share value. Payments shall be made, in the discretion of the Committee as specified in the Incentive Agreement, solely in Common Stock.

          (e)    Special Rule for Covered Employees.    No later than the ninetieth (90th) day following the beginning of a Performance Period (or twenty-five percent (25%) of the Performance Period) the Committee shall establish performance goals as described in Section 3.1(b) applicable to Performance Shares awarded to Covered Employees in such a manner as shall permit payments with respect thereto to qualify for the Performance-Based Exception, if applicable. If a Performance Share granted to a Covered Employee is intended to comply with the Performance-Based Exception, the Committee in establishing performance goals shall comply with Treasury Regulation § 1.162-27(e)(2) (or its successor). As soon as practicable following the Company's determination of the Company's financial results for any Performance Period, the Committee shall certify in writing: (i) whether the Company achieved its minimum performance for the objectives for the Performance Period, (ii) the extent to which the Company achieved its performance objectives for the Performance Period, (iii) any other terms that are material to the grant of Performance Shares, and (iv) the calculation of the payments, if any, to be paid to each Grantee for the Performance Period.

        3.2    Supplemental Payment on Vesting of Performance Shares

        The Committee, either at the time of grant or at the time of vesting of Performance Shares, may provide for a Supplemental Payment by the Company to the Grantee in an amount specified by the Committee, which amount shall not exceed the amount necessary to pay the federal and state income tax payable with respect to both the vesting of such Performance Shares and receipt of the Supplemental Payment, assuming the Grantee is taxed at either the maximum effective income tax rate applicable thereto or at a lower tax rate as seemed appropriate by the Committee. The Committee shall have the discretion to grant Supplemental Payments that are payable in Common Stock.

SECTION 4.

OTHER STOCK-BASED AWARDS

        4.1    Grant of Other Stock-Based Awards

        Other Stock-Based Awards may be awarded by the Committee to selected Grantees that are denominated or payable in, valued in whole or in part by reference to, or otherwise related to, Shares of Common Stock, as deemed by the Committee to be consistent with the purposes of the Plan and the goals of the Company. Other types of Stock-Based Awards include, without limitation, Deferred Stock, purchase rights, Shares of Common Stock awarded which are not subject to any restrictions or conditions, convertible or exchangeable debentures, other rights convertible into Shares, Incentive Awards valued by reference to the value of securities of or the performance of a specified Subsidiary, division or department, and settlement in cancellation of rights of any person with a vested interest in any other plan, fund, program or arrangement that is or was sponsored, maintained or participated in by the Company or any Parent or Subsidiary. As is the case with other Incentive Awards, Other Stock-Based Awards may be awarded either alone or in addition to or in tandem with any other Incentive Awards.

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        4.2    Other Stock-Based Award Terms

          (a)    Written Agreement.    The terms and conditions of each grant of an Other Stock-Based Award shall be evidenced by an Incentive Agreement.

          (b)    Purchase Price.    Except to the extent that an Other Stock-Based Award is granted in substitution for an outstanding Incentive Award or is delivered upon exercise of a Stock Option, the amount of consideration required to be received by the Company shall be either (i) no consideration other than services actually rendered (in the case of authorized and unissued shares) or to be rendered, or (ii) in the case of an Other Stock-Based Award in the nature of a purchase right, consideration (other than services rendered or to be rendered) at least equal to 50% of the Fair Market Value of the Shares covered by such grant on the date of grant (or such percentage higher than 50% that is required by any applicable tax or securities law).

          (c)    Performance Criteria and Other Terms.    In its discretion, the Committee may specify such criteria, periods or goals for vesting in Other Stock-Based Awards and payment thereof to the Grantee as it shall determine; and the extent to which such criteria, periods or goals have been met shall be determined by the Committee. All terms and conditions of Other Stock-Based Awards shall be determined by the Committee and set forth in the Incentive Agreement. The Committee may also provide for a Supplemental Payment similar to such payment as described in Section 3.2.

          (d)    Payment.    Other Stock-Based Awards may be paid in Shares of Common Stock or other consideration related to such Shares, in a single payment or in installments on such dates as determined by the Committee, all as specified in the Incentive Agreement.

          (e)    Dividends.    The Grantee of an Other Stock-Based Award may be entitled to receive, currently or on a deferred basis, dividends or dividend equivalents with respect to the number of Shares covered by the Other Stock-Based Award, as determined by the Committee and set forth in the Incentive Agreement. The Committee may also provide in the Incentive Agreement that such amounts (if any) shall be deemed to have been reinvested in additional Shares of Common Stock.

SECTION 5.

PROVISIONS RELATING TO PLAN PARTICIPATION

        5.1    Plan Conditions

          (a)    Incentive Agreement.    Each Grantee to whom an Incentive Award is granted shall be required to enter into an Incentive Agreement with the Company, in such a form as is provided by the Committee. The Incentive Agreement shall contain specific terms as determined by the Committee, in its discretion, with respect to the Grantee's particular Incentive Award. Such terms need not be uniform among all Grantees or any similarly-situated Grantees. The Incentive Agreement may include, without limitation, vesting, forfeiture and other provisions particular to the particular Grantee's Incentive Award, as well as, for example, provisions to the effect that the Grantee (i) shall not disclose any confidential information acquired during Employment with the Company, (ii) shall abide by all the terms and conditions of the Plan and such other terms and conditions as may be imposed by the Committee, (iii) shall not interfere with the employment or other service of any employee, (iv) shall not compete with the Company or become involved in a conflict of interest with the interests of the Company, (v) shall forfeit an Incentive Award as determined by the Committee (including if terminated for Cause), (vi) shall not be permitted to make an election under Section 83(b) of the Code when applicable, and (vii) shall be subject to any other agreement between the Grantee and the Company regarding Shares that may be acquired under an Incentive Award including, without limitation, a stockholders' agreement or other agreement restricting the transferability of Shares by Grantee. An Incentive Agreement shall include such terms and conditions as are determined by the Committee, in its discretion, to be

14

  appropriate with respect to any individual Grantee. The Incentive Agreement shall be signed by the Grantee to whom the Incentive Award is made and by an Authorized Officer.

          (b)    No Right to Employment.    Nothing in the Plan or any instrument executed pursuant to the Plan shall create any Employment rights (including without limitation, rights to continued Employment or to continue to provide services as a Consultant) by any Grantee or affect the right of the Company to terminate the Employment or services of any Grantee at any time without regard to the existence of the Plan.

          (c)    Securities Requirements.    The Company shall be under no obligation to effect the registration pursuant to the Securities Act of 1933 of any Shares of Common Stock to be issued hereunder or to effect similar compliance under any state laws. Notwithstanding anything herein to the contrary, the Company shall not be obligated to cause to be issued or delivered any certificates evidencing Shares pursuant to the Plan unless and until the Company is advised by its counsel that the issuance and delivery of such certificates is in compliance with all applicable laws, regulations of governmental authorities, and the requirements of any securities exchange or national quotation system on which Shares are traded or quoted. The Committee may require, as a condition of the issuance and delivery of certificates evidencing Shares of Common Stock pursuant to the terms hereof, that the recipient of such Shares make such covenants, agreements and representations, and that such certificates bear such legends, as the Committee, in its discretion, deems necessary or desirable.

          If the Shares issuable on exercise of an Incentive Award are not registered under the Securities Act of 1933, the Company may imprint on the certificate for such Shares the following legend or any other legend which counsel for the Company considers necessary or advisable to comply with the Securities Act of 1933:

    THE SHARES OF STOCK REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR UNDER THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE SOLD OR TRANSFERRED EXCEPT UPON SUCH REGISTRATION OR UPON RECEIPT BY THE CORPORATION OF AN OPINION OF COUNSEL SATISFACTORY TO THE CORPORATION, IN FORM AND SUBSTANCE SATISFACTORY TO THE CORPORATION, THAT REGISTRATION IS NOT REQUIRED FOR SUCH SALE OR TRANSFER.

        5.2    Transferability

        Incentive Awards granted under the Plan shall not be transferable or assignable, pledged, or otherwise encumbered other than by will or the laws of descent and distribution. However, only with respect to Incentive Awards that are not Incentive Stock Options, the Committee may, in its discretion, authorize all or a portion of the Nonstatutory Stock Options to be granted on terms which permit transfer by the Grantee to (i) the members of the Grantee's Immediate Family, (ii) a trust or trusts for the exclusive benefit of Immediate Family members, (iii) a partnership in which Immediate Family members are the only partners, (iv) any other entity owned solely by Immediate Family members, or (v) pursuant to a domestic relations order that would qualify under Code Section 414(p); provided that (A) the Incentive Agreement pursuant to which such Nonstatutory Stock Options are granted must expressly provide for transferability in a manner consistent with this Section 5.2, (B) the actual transfer must be approved in advance by the committee, and (C) subsequent transfers of transferred Nonstatutory Stock Options shall be prohibited except in accordance with the first sentence of this section. Following any permitted transfer, the Nonstatutory Stock Option shall continue to be subject to the same terms and conditions as were applicable immediately prior to transfer, provided that the term "Grantee" (subject to the immediately succeeding paragraph) shall be deemed to refer to the transferee. The events of termination of employment, as set out in Section 5.6 and in the Incentive Agreement, shall continue to be applied with respect to the original Grantee, and the Incentive Award

15

shall be exercisable by the transferee only to the extent, and for the periods, specified in the Incentive Agreement.

        Except as may otherwise be permitted under the Code, in the event of a permitted transfer of a Nonstatutory Stock Option hereunder, the original Grantee shall remain subject to withholding taxes upon exercise. In addition, the Company and the Committee shall have no obligation to provide any notices to any Grantee or transferee thereof, including, for example, notice of the expiration of an Incentive Award following the original Grantee's termination of employment.

        The designation by a Grantee of a beneficiary of an Incentive Award shall not constitute a transfer of the Incentive Award. No transfer by will or by the laws of descent and distribution shall be effective to bind the Company unless the Committee has been furnished with a copy of the deceased Grantee's enforceable will or such other evidence as the Committee deems necessary to establish the validity of the transfer. Any attempted transfer in violation of this Section 5.2 shall be void and ineffective. The Committee in its discretion shall make all determinations under this Section 5.2.

        5.3    Rights as a Stockholder

          (a)    No Stockholder Rights.    A Grantee of an Incentive Award (or a permitted transferee of such Grantee) shall have no rights as a stockholder with respect to any Shares of Common Stock until the issuance of a stock certificate for such Shares.

          (b)    Representation of Ownership.    In the case of the exercise of an Incentive Award by a person or estate acquiring the right to exercise such Incentive Award by reason of the death or Disability of a Grantee, the Committee may require reasonable evidence as to the ownership of such Incentive Award or the authority of such person and may require such consents and releases of taxing authorities as the Committee may deem advisable.

        5.4    Listing and Registration of Shares of Common Stock

        The exercise of any Incentive Award granted hereunder shall only be effective at such time as counsel to the Company shall have determined that the issuance and delivery of Shares of Common Stock pursuant to such exercise is in compliance with all applicable laws, regulations of governmental authorities and the requirements of any securities exchange or quotation system on which Shares of Common Stock are traded or quoted. The Committee may, in its discretion, defer the effectiveness of any exercise of an Incentive Award in order to allow the issuance of Shares of Common Stock to be made pursuant to registration or an exemption from registration or other methods for compliance available under federal or state securities laws. The Committee shall inform the Grantee in writing of its decision to defer the effectiveness of the exercise of an Incentive Award.

        5.5    Change in Stock and Adjustments

          (a)    Changes in Law.    Subject to Section 5.7 (which only applies in the event of a Change of Control), in the event of any change in applicable law which warrants equitable adjustment because it interferes with the intended operation of the Plan, then, if the Committee should determine, in its absolute discretion, that such change equitably requires an adjustment in the number or kind of shares of stock or other securities or property theretofore subject, or which may become subject, to issuance or transfer under the Plan or in the terms and conditions of outstanding Incentive Awards, such adjustment shall be made in accordance with such determination. Such adjustments may include changes with respect to (i) the aggregate number of Shares that may be issued under the Plan, (ii) the number of Shares subject to Incentive Awards, and (iii) the price per Share for outstanding Incentive Awards. Any adjustment under this paragraph of an outstanding Incentive Stock Option shall be made only to the extent not constituting a "modification" within the meaning of Section 424(h)(3) of the Code unless otherwise agreed to by the Grantee in writing. The Committee shall give notice to each applicable Grantee of such adjustment which shall be effective and binding.

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          (b)    Exercise of Corporate Powers.    The existence of the Plan or outstanding Incentive Awards hereunder shall not affect in any way the right or power of the Company or its stockholders to make or authorize any or all adjustments, re-capitalizations, reorganizations or other changes in the Company's capital structure or its business or any merger or consolidation of the Company, or any issue of bonds, debentures, preferred or prior preference stocks ahead of or affecting the Common Stock or the rights thereof, or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding whether of a similar character or otherwise.

          (c)    Recapitalization of the Company.    Subject to Section 5.7 (which only applies in the event of a Change in Control), in the event that the Committee shall determine that any dividend or other distribution (whether in the form of cash, Common Stock, other securities, or other property), re-capitalization, stock split, reverse stock split, rights offering, reorganization, merger, consolidation, split-up, spin-off, split-off, combination, subdivision, repurchase, or exchange of Common Stock or other securities of the Company, issuance of warrants or other rights to purchase Common Stock or other securities of the Company, or other similar corporate transaction or event affects the Common Stock such that an adjustment is determined by the Committee to be appropriate to prevent the dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan, then the Committee shall, in such manner as it deems equitable, adjust any or all of (i) the number of shares and type of Common Stock (or the securities or property) which thereafter may be made the subject of Incentive Awards, (ii) the number of shares and type of Common Stock (or other securities or property) subject to outstanding Incentive Awards, (iii) the number of shares and type of Common Stock (or other securities or property) subject to the annual per-individual limitation under Section 1.4 (a) of the Plan, (iv) the Option Price of each outstanding Incentive Award, and (v) the number of or Option Price of shares of Common Stock then subject to outstanding SARs previously granted and unexercised under the Plan to the end that the same proportion of the Company's issued and outstanding shares of Common Stock in each instance shall remain subject to exercise at the same aggregate Option Price; provided however, that the number of shares of Common Stock (or other securities or property) subject to any Incentive Award shall always be a whole number. In lieu of the forgoing, if deemed appropriate, the Committee may make provision for a cash payment to the holder of an outstanding Incentive Award. Notwithstanding the foregoing, no such adjustment or cash payment shall be made or authorized to the extent that such adjustment or cash payment would cause the Plan or any Stock Option to violate Code Section 422. Such adjustments shall be made in accordance with the rules of any securities exchange, stock market, or stock quotation system to which the Company is subject.

          Upon the occurrence of any such adjustment or cash payment, the Company shall provide notice to each affected Grantee of its computation of such adjustment or cash payment, which shall be conclusive and shall be binding upon each such Grantee.

          (d)    Issue of Common Stock by the Company.    Except as herein above expressly provided in this Section 5.5 and subject to Section 5.7 in the event of a Change in Control, the issue by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, for cash or property, or for labor or services, either upon direct sale or upon the exercise of rights or warrants to subscribe therefor, or upon any conversion of shares or obligations of the Company convertible into such shares or other securities, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number of, or Fair Market Value of, any Incentive Awards then outstanding under previously granted Incentive Awards.

          (e)    Assumption of Incentive Awards by a Successor.    Unless otherwise determined by the Committee in its discretion pursuant to the next paragraph, but subject to the accelerated vesting and other provisions of Section 5.7 that apply in the event of a Change in Control, in the event of

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  a Corporate Event (defined below), each Grantee shall be entitled to receive, in lieu of the number of Shares subject to Incentive Awards, such shares of capital stock (or other securities or property) as may be issuable or payable with respect to or in exchange for the number of Shares which Grantee would have received had he exercised the Incentive Award immediately prior to such Corporate Event, together with any adjustments (including, without limitation, adjustments to the Option Price and the number of Shares issuable on exercise of outstanding Stock Options). A "Corporate Event" means any of the following: (i) a dissolution or liquidation of the Company, (ii) a sale of all or substantially all of the Company's assets, or (iii) a merger, consolidation or combination involving the Company (other than a merger, consolidation or combination (A) in which the Company is the continuing or surviving corporation and (B) which does not result in the outstanding Shares being converted into or exchanged for different securities, cash or other property, or any combination thereof). The Committee shall take whatever other action it deems appropriate to preserve the rights of Grantees holding outstanding Incentive Awards.

          Subject to the accelerated vesting and other provisions of Section 5.7 that apply in the event of a Change in Control, in the event of a Corporate Event, the Committee in its discretion shall have the right and power to:

    i)
    cancel, effective immediately prior to the occurrence of the Corporate Event, each outstanding Incentive Award (whether or not then exercisable) and, in full consideration of such cancellation, pay to the Grantee an amount in cash equal to the excess of (A) the value, as determined by the Committee, of the property (including cash) received by the holders of Common Stock as a result of such Corporate Event over (B) the exercise price of such Incentive Award, if any; or

    ii)
    provide for the exchange or substitution of each Incentive Award outstanding immediately prior to such Corporate Event (whether or not then exercisable) for another award with respect to the Common Stock or other property for which such Incentive Award is exchangeable and, incident thereto, make an equitable adjustment as determined by the Committee, in its discretion, in the exercise price of the Incentive Award, if any, or in the number of Shares or amount of property (including cash) subject to the Incentive Award; or

    iii)
    provide for the assumption of the Plan and such outstanding Incentive Awards by the surviving entity or its parent.

          The Committee, in its discretion, shall have the authority to take whatever action it deems to be necessary or appropriate to effectuate the provisions of this subsection (e).

        5.6    Termination of Employment, Death, Disability and Retirement

          (a)    Termination of Employment.    Unless otherwise expressly provided in the Grantee's Incentive Agreement, if the Grantee's Employment or services as a Consultant is terminated for any reason other than due to his death, Disability, Retirement, or for Cause, any non-vested portion of any Stock Option or other applicable Incentive Award at the time of such termination shall automatically expire and terminate and no further vesting shall occur after the termination date. In such event, except as otherwise expressly provided in his Incentive Agreement, the Grantee shall be entitled to exercise his rights only with respect to the portion of the Incentive Award that was vested as of his termination of Employment date for a period that shall end on the earlier of (i) the expiration date set forth in the Incentive Agreement or (ii) one hundred eighty (180) days after the date of his termination, except with respect to Incentive Stock Options, in which case such period shall be three (3) months.

          (b)    Termination of Employment for Cause.    Unless otherwise expressly provided in the Grantee's Incentive Agreement, in the event of the termination of a Grantee's Employment for

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  Cause, all vested and non-vested Stock Options and other Incentive Awards granted to such Grantee shall immediately expire, and shall not be exercisable to any extent, as of 12:01 a.m., Houston, Texas time, on the date of such termination of Employment for cause.

          (c)    Retirement.    Unless otherwise expressly provided in the Grantee's Incentive Agreement, upon the termination of Employment due to the Retirement of any Employee who is a Grantee:

               i)  any non-vested portion of any outstanding Option or other Incentive Award shall thereupon automatically be accelerated and become fully vested; and

              ii)  any vested Option or other Incentive Award shall expire on the earlier of (A) the expiration date set forth in the Incentive Agreement for such Incentive Award; or (B) the expiration of (1) twelve months after the date of his termination of Employment due to Retirement in the case of any Incentive Award other than an Incentive Stock Option or (2) three months after his termination date in the case of an Incentive Stock Option.

          (d)    Disability or Death.    Unless otherwise expressly provided in the Grantee's Incentive Agreement, upon termination of employment as a result of the Grantee's Disability or death:

               i)  any non-vested portion of any outstanding Option or other applicable incentive Award shall immediately terminate upon termination of Employment and no further vesting shall occur; and

              ii)  any vested Incentive Award shall expire on the earlier of either (A) the expiration date set forth in the Incentive Agreement or (B) the one year anniversary date of the Grantee's termination of Employment date.

            In the case of any vested Incentive Stock Option held by an Employee following termination of Employment, notwithstanding the definition of "Disability" in Section 1.2, whether the Employee has incurred a "Disability" for purposes of determining the length of the Option exercise period following termination of Employment under this paragraph (d) shall be determined by reference to Section 22(e)(3) of the Code to the extent required by Section 422(c)(6) of the Code. The Committee shall determine whether a Disability for purposes of this subsection (d) has occurred.

          (e)    Continuation.    Subject to the conditions and limitations of the Plan and applicable law and regulation in the event that a Grantee ceases to be an Employee or Consultant, as applicable, for whatever reason, the Committee and Grantee may mutually agree with respect to any outstanding Option or other Incentive Award then held by the Grantee (i) for an acceleration or other adjustment in any vesting schedule applicable to the Incentive Award, (ii) for a continuation of the exercise period following termination for a longer period than is otherwise provided under such Incentive Award, or (iii) to any other change in the terms and conditions of the Incentive Award. In the event of any such change to an outstanding Incentive Award, a written amendment to the Grantee's Incentive Agreement shall be required.

        5.7    Change in Control

        In the event of a Change in Control (as defined below), the following actions shall automatically occur as of the day immediately preceding the Change in Control date unless expressly provided otherwise in the Grantee's Incentive Agreement:

          (a)   all of the Stock Options and Stock Appreciation Rights then outstanding shall become 100% vested and immediately and fully exercisable;

          (b)   all of the restrictions and conditions of any Other Stock-Based Awards then outstanding shall be deemed satisfied, and the Restriction Period with respect thereto shall be deemed to have

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  expired, and thus each such Incentive Award shall become free of all restrictions and fully vested; and

          (c)   all of the Performance Shares and any Other Stock-Based Awards shall become fully vested, deemed earned in full, and promptly paid within thirty (30) days to the affected Grantees without regard to payment schedules and notwithstanding that the applicable performance cycle, retention cycle or other restrictions and conditions have not been completed or satisfied.

        Notwithstanding any other provision of this Plan, unless otherwise expressly provided in the Grantee's Incentive Agreement, the provisions of this Section 5.7 may not be terminated, amended, or modified to adversely affect any Incentive Award theretofore granted under the Plan without the prior written consent of the Grantee with respect to his outstanding Incentive Awards, subject, however, to the last paragraph of this Section 5.7.

        For all purposes of this Plan, a "Change in Control" of the Company means the occurrence of any one or more of the following events:

          (a)   The acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act (a "Person")) of beneficial ownership(within the meaning of Rule 13d-3 promulgated under the Exchange Act) of forty percent (40%) or more of either (i) the then outstanding shares of common stock of the Company (the "Outstanding Company Stock") or (ii) the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (the "Outstanding Company Voting Securities"); provided, however, that the following acquisitions shall not constitute a Change in Control: (i) any acquisition directly from the Company or any Subsidiary, (ii) any acquisition by the Company or any Subsidiary or by any employee benefit plan (or related trust) sponsored or maintained by the Company or any Subsidiary, or (iii) any acquisition by any corporation pursuant to a reorganization, merger, consolidation or similar business combination involving the Company (a "Merger"), if, following such Merger, the conditions described in clauses (i) and (ii) of Section 5.7(c) (below) are satisfied;

          (b)   Individuals who, as of the Effective Date, constitute the Board of Directors of the Company (the "Incumbent Board") cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to the Effective Date whose election, or nomination for election by the Company's shareholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of either an actual or threatened election contest (a solicitation by any person or group of persons for the purpose of opposing a solicitation of proxies or consents by the Board with respect to the election or removal of Directors at any annual or special meeting of stockholders) or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board;

          (c)   Approval by the stockholders of the Company of a Merger, unless immediately following such Merger, (i) substantially all of the holders of the Outstanding Company Voting Securities immediately prior to Merger beneficially own, directly or indirectly, more than 50% of the common stock of the corporation resulting from such Merger (or its parent corporation) in substantially the same proportions as their ownership of Outstanding Company Voting Securities immediately prior to such Merger and (ii) at least a majority of the members of the board of directors of the corporation resulting from such Merger (or its parent corporation) were members of the Incumbent Board at the time of the execution of the initial agreement providing for such Merger;

          (d)   The sale or other disposition of all or substantially all of the assets of the Company.

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        5.8    Exchange of Incentive Awards

        The Committee may, in its discretion, permit any Grantee to surrender outstanding Incentive Awards in order to exercise or realize his rights under other Incentive Awards or in exchange for the grant of new Incentive Awards, or require holders of Incentive Awards to surrender outstanding Incentive Awards (or comparable rights under other plans or arrangements) as a condition precedent to the grant of new Incentive Awards.

SECTION 6.

GENERAL

        6.1    Effective Date and Grant Period

        This Plan is adopted by the Board effective as of May 3, 2004 (the "Effective Date") subject to the approval of the stockholders of the Company within one year from the Effective Date. Incentive Awards may be granted under the Plan at any time prior to receipt of such stockholder approval; provided, however, if the requisite stockholder approval is not obtained then any Incentive Awards granted hereunder shall automatically become null and void and of no force or effect. No Incentive Award that is an Incentive Stock Option shall be granted under the Plan after ten (10) years from the Effective Date.

        6.2    Funding and Liability of Company

        No provision of the Plan shall require the Company, for the purpose of satisfying any obligations under the Plan, to purchase assets or place any assets in a trust or other entity to which contributions are made, or otherwise to segregate any assets. In addition, the Company shall not be required to maintain separate bank accounts, books, records or other evidence of the existence of a segregated or separately maintained or administered fund for purposes of the Plan. Although bookkeeping accounts may be established with respect to Grantees who are entitled to cash, Common Stock or rights thereto under the Plan, any such accounts shall be used merely as a bookkeeping convenience. The Company shall not be required to segregate any assets that may at any time be represented by cash, Common Stock or rights thereto. The Plan shall not be construed as providing for such segregation, nor shall the Company, the Board or the Committee be deemed to be a trustee of any cash, Common Stock or rights thereto. Any liability or obligation of the Company to any Grantee with respect to an Incentive Award shall be based solely upon any contractual obligations that may be created by this Plan and any Incentive Agreement, and no such liability or obligation of the Company shall be deemed to be secured by any pledge or other encumbrance on any property of the Company. Neither the Company, the Board nor the Committee shall be required to give any security or bond for the performance of any obligation that may be created by the Plan.

        6.3    Withholding Taxes

          (a)    Tax Withholding.    The Company shall have the power and the right to deduct or withhold, or require a Grantee to remit to the Company, an amount sufficient to satisfy federal, state, and local taxes, domestic or foreign, required by law or regulation to be withheld with respect to any taxable event arising as a result of the Plan or an Incentive Award hereunder.

          (b)    Share Withholding.    With respect to tax withholding required upon the exercise of Stock Options or SARs, or upon any other taxable event arising as a result of any Incentive Awards, Grantees may elect, subject to the approval of the Committee in its discretion, to satisfy the withholding requirement, in whole or in part, by having the Company withhold Shares having a Fair Market Value on the date the tax is to be determined equal to the minimum withholding tax which could be imposed on the transaction. All such elections shall be made in writing, signed by the Grantee, and shall be subject to any restrictions or limitations that the Committee, in its discretion, deems appropriate.

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          (c)    Incentive Stock Options.    With respect to Shares received by a Grantee pursuant to the exercise of an Incentive Stock Option, if such Grantee disposes of any such Shares within (i) two years from the date of grant of such Option or (ii) one year after the transfer of such shares to the Grantee, the Company shall have the right to withhold from any salary, wages or other compensation payable by the Company to the Grantee an amount sufficient to satisfy federal, state and local tax withholding requirements attributable to such disqualifying disposition.

        6.4    No Guarantee of Tax Consequences

        Neither the Company nor the Committee makes any commitment or guarantee that any federal, state or local tax treatment will apply or be available to any person participating or eligible to participate hereunder.

        6.5    Designation of Beneficiary by Participant

        Each Grantee may, from time to time, name any beneficiary or beneficiaries (who may be named contingently or successively) to whom any benefit under the Plan is to be paid in case of his death before he receives any or all of such benefit. Each such designation shall revoke all prior designations by the same Grantee, shall be in a form prescribed by the Committee, and will be effective only when filed by the Grantee in writing with the Committee during the Grantee's lifetime. In the absence of any such designation, benefits remaining unpaid at the Grantee's death shall be paid to the Grantee's estate.

        6.6    Amendment and Termination

        The Board shall have the power and authority to terminate or amend the Plan at any time. No termination, amendment, or modification of the Plan shall adversely affect in any material way any outstanding Incentive Award previously granted to a Grantee under the Plan, without the written consent of such Grantee or other designated holder of such Incentive Award.

        In addition, to the extent that the Committee determines that (a) the listing or qualification requirements of any national securities exchange or quotation system on which the Company's Common Stock is then listed or quoted, if applicable, or (b) the Code (or regulations promulgated thereunder), require stockholder approval in order to maintain compliance with such listing or quotation system requirements or to maintain any favorable tax advantages or qualifications, then the Plan shall not be amended in such respect without approval of the Company's stockholders.

        6.7    Governmental Entities and Securities Exchanges

        The granting of Incentive Awards and the issuance of Shares under the Plan shall be subject to all applicable laws, rules, and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required. Certificates evidencing shares of Common Stock delivered under this Plan (to the extent that such shares are so evidenced) may be subject to such stop transfer orders and other restrictions as the Committee may deem advisable under the rules and regulations of the Securities and Exchange Commission, any securities exchange or transaction reporting system upon which the Common Stock is then listed or to which it is admitted for quotation, and any applicable federal or state securities law, if applicable. The Committee may cause a legend or legends to be placed upon such certificates (if any) to make appropriate reference to such restrictions.

        6.8    Successors to Company

        All obligations of the Company under the Plan with respect to Incentive Awards granted hereunder shall be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation, or otherwise, of all or substantially all of the business and/or assets of the Company.

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        6.9    Miscellaneous Provisions

          (a)   No Employee or Consultant, or other person shall have any claim or right to be granted an Incentive Award under the Plan. Neither the Plan, nor any action taken hereunder, shall be construed as giving any Employee or Consultant, any right to be retained in the Employment or other service of the Company or any Parent or Subsidiary.

          (b)   By accepting any Incentive Award, each Grantee and each person claiming by or through him shall be deemed to have indicated his acceptance of the Plan.

        6.10    Severability

        In the event that any provision of this Plan shall be held illegal, invalid or unenforceable for any reason, such provision shall be fully severable, but shall not affect the remaining provisions of the Plan, and the Plan shall be construed and enforced as if the illegal, invalid, or unenforceable provision was not included herein.

        6.11    Gender, Tense and Headings

        Whenever the context so requires, words of the masculine gender used herein shall include the feminine and neuter, and words used in the singular shall include the plural. Section headings as used herein are inserted solely for convenience and reference and constitute no part of the interpretation or construction of the Plan.

        6.12    Governing Law

        The Plan shall be interpreted, construed and constructed in accordance with the laws of the State of Texas without regard to its conflicts of law provisions, except as may be superseded by applicable laws of the United States or applicable provisions of the Delaware General Corporation Law.

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APPENDIX C

AMENDMENT TO CERTIFICATE OF INCORPORATION
TO INCREASE AUTHORIZED SHARES OF COMMON STOCK

        Following is the text of the proposed amendment to Article FOURTH of the Restated Certificate of Incorporation of the Input/Output, Inc., as previously amended:

SECTION 1 of Article FOURTH of the Corporation's Restated Certificate of Incorporation be amended so that, as amended, SECTION 1 of Article FOURTH shall be and read as follows:

        "SECTION 1. CAPITALIZATION. The Corporation is authorized to issue two hundred five million (205,000,000) shares of capital stock. Two hundred million (200,000,000) of the authorized shares shall be common stock, one cent ($0.01) par value each ('Common Stock'), and five million (5,000,000) of the authorized shares shall be preferred stock, one cent ($0.01) par value each ('Preferred Stock').

        Each holder of shares of capital stock of the Corporation shall at every meeting of the stockholders be entitled to one vote in person or by proxy for each share of the capital stock of the Corporation held by the stockholder, unless otherwise specifically provided pursuant to this Restated Certificate of Incorporation."

C-1

☐	Mark this box with an X if you have made changes to your name or address details above.

Annual Meeting Proxy Card

A Election of Directors

        A vote FOR the following nominees is recommended by the Board of Directors:

1. To elect the following three (3) members to the Board of Directors to serve until the 2008 Annual Meeting of Stockholders or until their respective successors are elected and qualif

01—Robert P. Peebler	For ☐	Withhold ☐
02—John N. Seitz	☐	☐
03—Sam K. Smith	☐	☐

B Issues

        A vote FOR the following proposals is recommended by the Board of Directors:

2. To approve amendments to the Input/Output, Inc. 2004 Long-Term Incentive Plan, with the principal amendment being to increase the number of shares of common stock available for issuance under the plan from 1 million to 2.6 million.	For ☐	Against ☐	Abstain ☐
3. To approve the amendment to the certificate of incorporation to increase the number of authorized shares of common stock from 100 million to 200 million.	For ☐	Against ☐	Abstain ☐
4. To ratify the appointment of PricewaterhouseCoopers LLP as I/O's independent auditors for 2005.	For ☐	Against ☐	Abstain ☐

C Authorized Signatures—Sign Here—This section must be completed for your instructions to be executed.

        The undersigned hereby revokes all previous proxies given. This Proxy may be revoked at any time prior to a vote thereon. Receipt of the accompanying Proxy Statement and Annual Report of the Company for the fiscal year ended December 31, 2004 is hereby acknowledged.

        Please sign exactly as your name(s) appears on this card. If shares stand of record in the names of two or more persons or in the name of husband and wife, whether as joint tenants or otherwise, both or all of such persons should sign this Proxy. If shares are held of record by a corporation, this Proxy should be executed by the President or Vice President and the Secretary or Assistant Secretary, and the corporate seal should be affixed thereto. Executors or administrators or other fiduciaries who execute this Proxy for a deceased stockholder should give their full title. Please date the Proxy.

Signature 1—Please keep signature within the box	Signature 2—Please keep signature within the box	Date (mm/dd/yyyy)

Proxy—Input/Output, Inc.

PROXY FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON May 4, 2005

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

        The undersigned hereby appoints James M. Lapeyre, Jr. and Robert P. Peebler, and each of them, with full power of substitution to represent the undersigned and to vote all of the shares of Common Stock in Input/Output, Inc., a Delaware corporation (the "Company"), that the undersigned is entitled to vote at the Annual Meeting of Stockholders of the Company to be held on May 4, 2005, and at any adjournment or postponement thereof (1) as hereinafter specified upon the proposals listed on the reverse side and as more particularly described in the Proxy Statement of the Company dated April 1, 2005 (the "Proxy Statement") and (2) in their discretion upon such other matters as may properly come before the meeting or any adjournment thereof.

        ALL SHARES OF COMMON STOCK REPRESENTED HEREBY WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, SUCH SHARES WILL BE VOTED FOR THE NOMINEES LISTED IN PROPOSAL NO. 1 AND FOR PROPOSALS NO. 2, NO. 3 AND NO. 4.

        PLEASE DATE, SIGN AND MAIL YOUR PROXY CARD IN THE ENVELOPE PROVIDED AS SOON AS POSSIBLE!

QuickLinks

ABOUT THE MEETING
ITEM 1—ELECTION OF DIRECTORS
EXECUTIVE OFFICERS
EXECUTIVE COMPENSATION
Summary Compensation Table
Option/SAR Grants in Last Fiscal Year
Aggregated Option/SAR Exercises in Last Fiscal Year and FY-End Option/SAR Values
Equity Compensation Plan Information (as of December 31, 2004)
Performance Graph
Report of the Compensation Committee of the Board of Directors of Input/Output, Inc.
ITEM 2—PROPOSAL TO AMEND THE INPUT/OUTPUT, INC. 2004 LONG-TERM INCENTIVE PLAN
ITEM 3—PROPOSAL TO AMEND THE INPUT/OUTPUT, INC. CERTIFICATE OF INCORPORATION
ITEM 4—RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS
REPORT OF THE AUDIT COMMITTEE
PRINCIPAL AUDITOR FEES AND SERVICES
APPENDIX A Input/Output, Inc. Audit Committee Charter
APPENDIX B AMENDED AND RESTATED INPUT/OUTPUT, INC. 2004 LONG-TERM INCENTIVE PLAN SECTION 1. GENERAL PROVISIONS RELATING TO PLAN GOVERNANCE, COVERAGE AND BENEFITS
SECTION 2. STOCK OPTIONS AND STOCK APPRECIATION RIGHTS
SECTION 3. PERFORMANCE SHARES
SECTION 4. OTHER STOCK-BASED AWARDS
SECTION 5. PROVISIONS RELATING TO PLAN PARTICIPATION
SECTION 6. GENERAL
APPENDIX C AMENDMENT TO CERTIFICATE OF INCORPORATION TO INCREASE AUTHORIZED SHARES OF COMMON STOCK